                                                             File Nos.  33-81472
                                                                        811-8626

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                  [ X ]

                            Pre-Effective Amendment No.         [   ]


                           Post-Effective Amendment No. 5       [ X ]
                                     and/or


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940              [ X ]

                                 Amendment No. 6
                        (Check appropriate box or boxes)

                          VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:


             immediately upon filing pursuant to paragraph (b) of Rule 485
        ---
         X   on December 29, 1998 pursuant to paragraph (b) of Rule 485
        ---
             60 days after filing pursuant to paragraph (a)(1) of Rule 485
        ---
             on [date] pursuant to paragraph (a)(1) of Rule 485
        ---

                          VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                         Caption
-----------------------                         -------

1.      Cover Page............................. Cover Page

2.      Definitions............................ Definitions

3.      Synopsis............................... Fee Tables; Examples

4.      Condensed Financial Information........ Condensed Financial
                                                Information-Accumulation
                                                Unit Values

5.      General Description of Registrant,
        Depositor and Portfolio Companies...    Description of the
                                                Company, the Separate
                                                Account and the General
                                                Account; Variable Portfolio
                                                Options; Additional
                                                Information About the
                                                Company

6.      Deductions............................. Contract Charges

7.      General Description of
        Variable Annuity Contracts............. Description of the Contracts;
                                                Income Phase; Purchases,
                                                Withdrawals and Contract Value

8.      Annuity Period......................... Income Phase

9.      Death Benefit.......................... Description of the
                                                Contracts; Income Phase

10.     Purchases and Contract Value........... Purchases, Withdrawals
                                                and Contract Value

11.     Redemptions............................ Purchases, Withdrawals
                                                and Contract Value

12.     Taxes.................................. Taxes

13.     Legal Proceedings...................... Legal Proceedings

14.     Table of Contents of Statement
        of Additional Information.............. Additional Information
                                                About the Separate
                                                Account

               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                         Caption
-----------------------                         -------

15.     Cover Page............................. Cover Page

16.     Table of Contents...................... Table of Contents

17.     General Information and History........ Description of the
                                                Company, the Separate
                                                Account and the General
                                                Account(P); Variable
                                                Portfolio Options(P);
                                                Additional Information
                                                About the Company(P)

18.     Services............................... Contract Charges(P);
                                                Custodian(P); Financial
                                                Statements

19.     Purchase of Securities Being Offered... Purchases, Withdrawals
                                                and Contract Value(P)

20.     Underwriters........................... Purchases, Withdrawals
                                                and Contract Value(P);
                                                Distribution of Contracts

21.     Calculation of Performance Data........ Performance Data

22.     Annuity Payments....................... Income Phase(P);
                                                Annuity Unit Values;
                                                Income Payments

23.     Financial Statements................... Depositor: Financial
                                                Statements(P);
                                                Registrant: Financial
                                                Statements


                             PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            VISTA CAPITAL ADVANTAGE



                                   PROSPECTUS


                               DECEMBER 29, 1998



               FLEXIBLE PAYMENT GROUP DEFERRED ANNUITY CONTRACTS



                                   ISSUED BY



                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                               IN CONNECTION WITH



                          VARIABLE ANNUITY ACCOUNT TWO



       The annuity has 11 investment choices - 5 fixed account options and 6 variable investment portfolios listed below. The 5 fixed account options include market value adjustment fixed accounts for specified periods of 1, 3, 5, 7 and 10 years. Each of the 6 variable investment portfolios invest solely in the shares of one of the following currently available underlying Funds of Mutual Fund Variable Annuity Trust:



    - International Equity                            - Asset Allocation
    - Capital Growth                                  - U.S. Government Income
    - Growth and Income                               - Money Market



Additional Underlying Funds may be made available in the future.



        Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Vista Variable Annuity.



        To learn more about the annuity offered by this prospectus, obtain a copy of the Statement of Additional Information ("SAI") dated December 29, 1998. The SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 43 of this prospectus. For a free copy of the SAI, call us at
(800) 90-VISTA or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.



        In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.



        ANNUITIES INVOLVING RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ANNUITIES ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY

REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS


                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
SUMMARY.....................................................     4
FEE TABLES..................................................     7
EXAMPLES....................................................     8
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT
  VALUES....................................................     9
PERFORMANCE DATA............................................     9
DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT AND THE
  GENERAL ACCOUNT...........................................    10
     Anchor National Life Insurance Company.................    10
     Separate Account.......................................    11
     General Account........................................    11
VARIABLE PORTFOLIO OPTIONS..................................    11
     Voting Rights..........................................    12
     Substitution of Securities.............................    12
FIXED ACCOUNT OPTIONS.......................................    12
     Allocations............................................    12
     Market Value Adjustment ("MVA")........................    13
CONTRACT CHARGES............................................    13
     Insurance Charges......................................    13
     Withdrawal Charges.....................................    13
     Investment Charges.....................................    14
     Contract Maintenance Fee...............................    14
     Transfer Fee...........................................    14
     Premium Tax............................................    14
     Income Taxes...........................................    14
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    14
     Free Withdrawal Amount.................................    15
     Nursing Home Waiver....................................    15
DESCRIPTION OF THE CONTRACTS................................    16
     Summary................................................    16
     Ownership..............................................    16
     Annuitant..............................................    16
     Modification of the Contract...........................    16
     Assignment.............................................    16
     Death Benefit..........................................    16
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Automatic Dollar Cost Averaging Program................    18
     Asset Allocation Rebalancing...........................    19
     Principal Advantage Program............................    19
     Allocation of Purchase Payments........................    20
     Accumulation Units.....................................    20
     Free Look..............................................    21
     Transfer During the Accumulation Phase.................    21
     Distribution of Contracts..............................    22
     Withdrawals............................................    22
     Systematic Withdrawal Program..........................    23
     Minimum Contract Value.................................    23
INCOME PHASE................................................    23
     Annuity Date...........................................    23
     Income Options.........................................    23
     Transfers During the Income Phase......................    25
     Deferment of Payments..................................    25
ADMINISTRATION..............................................    25
TAXES.......................................................    26
     Annuity Contracts in General...........................    26
     Tax Treatment of Distributions -- Non-qualified
      Contracts.............................................    26
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    26
     Minimum Distributions..................................    27
     Diversification........................................    27

ITEM                                                          PAGE
                                                              ----
ADDITIONAL INFORMATION ABOUT THE COMPANY....................    28
     Selected Consolidated Financial Data...................    28
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................    29
PROPERTIES..................................................    38
DIRECTORS AND EXECUTIVE OFFICERS............................    38
EXECUTIVE COMPENSATION......................................    40
     Security Ownership of Certain Beneficial Owners and
      Management............................................    40
REGULATION..................................................    41
CUSTODIAN...................................................    41
LEGAL PROCEEDINGS...........................................    42
REGISTRATION STATEMENTS.....................................    42
INDEPENDENT ACCOUNTANTS.....................................    42
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    43
FINANCIAL STATEMENTS........................................    43
APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")...............   A-1
APPENDIX B -- WITHDRAWALS AND WITHDRAWAL CHARGES............   B-1
APPENDIX C -- PREMIUM TAXES.................................   C-1


--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUST -- Mutual Fund Variable Annuity Trust, an open-end management investment company.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before purchasing the Vista Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Trust, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     The Vista Variable Annuity is a contract between you and Anchor National (the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Portfolios you allocate money to and/or the interest rate earned on fixed account options. During the Income Phase, you will receive income payments from your annuity. Your payments may be fixed in dollar amount, may vary with investment performance of the Variable Portfolios or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Portfolios. The Variable Portfolios are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Portfolios of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Portfolios.

     Vista Variable Annuity is a variable annuity with five fixed account options and six Variable Portfolios.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following Variable Portfolios of the Trust:

        - International Equity                          - Asset Allocation
        - Capital Growth                                - U.S. Government Income
        - Growth and Income                             - Money Market

     You may also allocate money to the fixed account options for periods of 1, 3, 5, 7 and 10 years. We call these time periods guarantee periods. Anchor National guarantees the interest rate credited to money in a fixed account option. The interest rate offered for different guarantee periods may differ from time to time, but we will never credit less than a 3% annual effective rate. Additionally, if you allocate money to a fixed account option and withdraw all or part of it prior to the end of the guarantee period, you may incur an adjustment to the value of your contract called a market value adjustment (a "MVA"). A MVA can decrease or increase the value of your contract.

     During the Accumulation Phase, you may transfer among the Variable Portfolios and/or the fixed account options. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee. A MVA may also apply in the case of a transfer from a fixed account option.

HOW MAY I ACCESS MY MONEY?

     During the Accumulation Phase, earnings may be withdrawn at any time without incurring a withdrawal charge. After the first contract year, your first withdrawal each contract year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract or (2) 10% of your Purchase Payments still subject to a withdrawal charge which have been in your contract for at least a year and not previously withdrawn. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $1,000 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.

     There are no withdrawal charges on that portion of your money invested for seven years or more. Of course, upon a withdrawal you may have to pay income tax. A 10% IRS penalty tax may also apply if you are under age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit or when you switch to the Income Phase.

CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within ten days of your receipt of the contract (or longer if required by state law) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges include: mortality and expense risk, 1.25%, and distribution expense,
 .15%.


     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Portfolios, which are estimated to range from .55% to 1.10%.


     If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The percentage declines with each year the money is in the contract as follows:

---------------------------------------------------------------------------------------------
 YEAR                     1        2        3        4        5        6        7       8+
---------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                  6%       6%       5%       5%       4%       3%       2%       0%
---------------------------------------------------------------------------------------------

     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee ($10 in Pennsylvania and Texas) will apply to each subsequent transfer.

     In a limited number of states, you may also be assessed a state premium tax of up to 3.5% depending upon the state.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     If you die during the Accumulation Phase of your contract, your Beneficiary will receive a death benefit.

     If you were less than age 70 when your contract was issued, the death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of five income options:

       (1) payments for your lifetime;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

       (4) payments for your lifetime, but for not less than 10 or 20 years; and

       (5) payments for a specified period of 3 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):


YEAR
       One..................................................     6%
       Two..................................................     6%
       Three................................................     5%
       Four.................................................     5%
       Five.................................................     4%
       Six..................................................     3%
       Seven................................................     2%
       Eight and later......................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25*
(no transfer fee applies to the first 15 transfers in a
  contract year)


---------------
* $10 in Texas and Pennsylvania.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.90%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGE.................................  1.40%
                                                              ====

---------------

                             ANNUAL TRUST EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
                                FOR THE TRUST'S
                      FISCAL YEAR ENDED AUGUST 31, 1998):
           (FEE AND EXPENSE INFORMATION TO BE PROVIDED BY AMENDMENT)


                                       ADVISORY FEE         ADMINISTRATION FEE                      TOTAL ANNUAL
                                   (AFTER WAIVER OF FEE)   (AFTER WAIVER OF FEE)   OTHER EXPENSES    EXPENSES*
                                   ---------------------   ---------------------   --------------   ------------
International Equity.............          0.00%                   0.00%                1.10%           1.10%
Capital Growth...................          0.00%                   0.00%                 .90%            .90%
Growth and Income................          0.00%                   0.00%                 .90%            .90%
Asset Allocation.................          0.00%                   0.00%                 .85%            .85%
U.S. Government Income...........          0.00%                   0.00%                 .80%            .80%
Money Market.....................          0.00%                   0.00%                 .55%            .55%



* Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: International Equity 3.05%; Capital Growth 1.7%; Growth and Income 1.7%; Asset Allocation 1.81%; U.S. Government Income 1.99%; and Money Market 2.24%.


THE ABOVE EXPENSES WERE PROVIDED BY THE TRUST. THE COMPANY HAS NOT VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------


You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, and:



          (a) Surrender of the contract at the end of the stated time period;



          (b) If the contract is not surrendered or is annuitized.*






                                                                    TIME PERIODS
                                                      ----------------------------------------
                  PORTFOLIO                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                  ---------                           ------    -------    -------    --------
International Equity.........................  (a)     $86       $130       $176        $289
                                               (b)     $26       $ 80       $136        $289
Capital Growth...............................  (a)     $84       $124       $166        $269
                                               (b)     $24       $ 74       $126        $269
Growth and Income............................  (a)     $84       $124       $166        $269
                                               (b)     $24       $ 74       $126        $269
Asset Allocation.............................  (a)     $83       $122       $163        $264
                                               (b)     $23       $ 72       $123        $264
U.S. Government Income.......................  (a)     $83       $121       $161        $259
                                               (b)     $23       $ 71       $121        $259
Money Market.................................  (a)     $80       $113       $148        $234
                                               (b)     $20       $ 63       $108        $234


---------------

* We do not currently assess a surrender charge upon annuitization.


EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.

2. For the Underlying Funds the adviser, The Chase Manhattan Bank, has voluntarily agreed to waive fees or reimburse certain expenses, to keep annual operating expenses at the levels indicated under "Annual Trust Expenses" on the prior page. The adviser also may voluntarily waive or reimburse additional amounts to increase an Underlying Fund's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Underlying Fund is able to make such payment and remain in compliance with the foregoing expense limitations.


3. The Examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.



4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


                                                       FISCAL YEAR     FISCAL YEAR    FISCAL YEAR
                     PORTFOLIOS                          8/31/96         8/31/97        8/31/98
                     ----------                        ------------    -----------    -----------
International Equity
  Beginning AUV......................................    $  10.81       $  10.92       $  11.67
  Ending AUV.........................................    $  10.92       $  11.67       $  11.22
  Ending Number of AUs...............................      87,008        133,652        177,422
Capital Growth
  Beginning AUV......................................    $  11.82       $  13.95       $  17.51
  Ending AUV.........................................    $  13.95       $  17.51       $  14.43
  Ending Number of AUs...............................     232,242        289,931        346,507
Growth and Income
  Beginning AUV......................................    $  11.40       $  13.07       $  17.47
  Ending AUV.........................................    $  13.07       $  17.47       $  16.29
  Ending Number of AUs...............................     227,688        340,235        421,494
Asset Allocation
  Beginning AUV......................................       10.96       $  12.00       $  14.49
  Ending AUV.........................................    $  12.00       $  14.49       $  14.30
  Ending Number of AUs...............................      40,986         76,458         94,030
U.S. Government Income
  Beginning AUV......................................    $  10.67       $  10.79       $  11.50
  Ending AUV.........................................    $  10.79       $  11.50       $  12.61
  Ending Number of AUs...............................      22,094         37,216         75,003
Money Market
  Beginning AUV......................................    $  10.10       $  10.47       $  10.84
  Ending AUV.........................................    $  10.47       $  10.84       $  11.22
  Ending Number of AUs...............................      13,593        163,778         22,868


---------------

AUV -- Accumulation Unit Value

AU -- Accumulation Units

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Portfolio's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Variable Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

              DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

ANCHOR NATIONAL LIFE INSURANCE COMPANY


     Anchor National is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York.



     Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and six broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services. As of September 30, 1998, Anchor National owned $14.5 billion in assets while SunAmerica Inc., the Company's ultimate parent, together with its subsidiaries, held $55 billion of assets, consisting of $39 billion of assets on its balance sheet, $3 billion of assets managed in mutual funds and private accounts, and $13 billion under custody in retirement trust accounts.


     Anchor National may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of Anchor National's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Portfolios.

SEPARATE ACCOUNT

     Anchor National originally established Variable Annuity Account Two (the "separate account") on May 24, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Anchor National owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income, gains, and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of Anchor National.

GENERAL ACCOUNT

     Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

     The contract currently offers six variable investment Variable Portfolios. These Variable Portfolios invest in shares of the Trust. These Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The Underlying Funds are:

        - INTERNATIONAL EQUITY                          - ASSET ALLOCATION
        - CAPITAL GROWTH                                - U.S. GOVERNMENT INCOME
        - GROWTH AND INCOME                             - MONEY MARKET

     The Chase Manhattan Bank ("Chase" or the "Adviser") acts as investment adviser, administrator and custodian for the Trust. Chase Asset Management, Inc. ("CAM") is the investment subadviser to each of the Variable Portfolios except the International Equity Portfolio. Chase Asset Management (London) Limited, an English corporation ("CAM London") is the investment subadviser to the International Equity Portfolio. As investment adviser to the Underlying Funds, Chase makes investment decisions subject to policies set by the Board of Trustees of the Trust. As administrator of the Underlying Funds, Chase provides certain services including coordinating relationships with independent contractors and agents; preparing and filing of certain documents; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities. Certain of these services have been delegated to Vista Fund Distributors, Inc. ("VFD") which serves as sub-administrator to the Underlying Funds. As custodian for the Underlying Funds, Chase's responsibilities include safeguarding and controlling the Underlying Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry and other required books and accounts, and calculating daily net asset values.


     The Underlying Funds' investment objectives are as follows:



     INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation and income by investing primarily in a portfolio of marketable equity securities of issuers located throughout the world.



     CAPITAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Variable Portfolio invests primarily in common stocks which are widely diversified by industry and company.



GROWTH AND INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks and other securities which demonstrate the potential for appreciation and/or dividends.

     ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the percentages of assets invested in equity and fixed income securities, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.



     U.S. GOVERNMENT INCOME PORTFOLIO seeks relatively high current income, liquidity and security of principal. This Variable Portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities. Neither the United States nor any of its agencies insures or guarantees the market value of shares of this Variable Portfolio.



     MONEY MARKET PORTFOLIO seeks high current income while preserving capital by investing in a diversified selection of money market investments.



     There is no assurance that the investment objective of any of the Underlying Funds will be met. You bear the complete investment risk for Purchase Payments allocated to a Variable Portfolio. Contract values will fluctuate in accordance with the investment performance of the Variable Portfolio(s). Additionally, contract fees and charges reduce investment return.


     YOU SHOULD READ THE PROSPECTUS FOR THE TRUST CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING MORE DETAILED INFORMATION ABOUT EACH UNDERLYING FUNDS' INVESTMENT OBJECTIVE AND RISK FACTORS.

VOTING RIGHTS

     Anchor National is the legal owner of the Trust's shares. However, when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If Underlying Funds become unavailable for investment, we may be required to substitute shares of another Underlying Fund. We will seek prior approval of the SEC and give you notice before substituting shares.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers fixed account options for periods of 1, 3, 5, 7 or 10 years. We call these time periods guarantee periods. All of these fixed account options pay interest at rates set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Once established, the rates for specified payments do not change during the specified period.

     When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate your money to another fixed account option or to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.

MARKET VALUE ADJUSTMENT ("MVA")

     If you take money out of the fixed account options before the end of the guarantee period, we make an adjustment to your contract (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

     We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

     Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

     Where the MVA is negative, we deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

     APPENDIX A shows how to calculate the MVA.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------


     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.


INSURANCE CHARGES

     The amount of this charge is 1.40% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge daily.

     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES


     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, PAGE 15.) Additionally, earnings in your contract may be withdrawn free of withdrawal charges. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.


     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies.

The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


------------------------------------------------------------------------------------------------------
         YEAR              1         2         3         4         5         6         7         8
------------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE       6%        6%        5%        5%        4%        3%        2%        0%
------------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.


     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 26.


     APPENDIX B provides more information on withdrawals and the withdrawal charge.

INVESTMENT CHARGES


     Charges are deducted from the Underlying Funds for the advisory and other expenses of the Underlying Funds. THE FEE TABLES LOCATED AT PAGE 7 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Trust.


CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE


     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 21.


PREMIUM TAX

     Certain states charge us a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX C provides more information about premium taxes.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of the contract year. The free withdrawal amount is the greater of (1) earnings in your contract and (2) 10% of your total Purchase Payments invested for at least one year and not yet withdrawn. Total Purchase Payments are equal to your total Purchase Payments invested in the contract less any Purchase Payments withdrawn upon which a surrender charge was paid and the amount of the surrender charge. Additionally, once a Purchase Payment is no longer subject to withdrawal charges, it is no longer included when determining total Purchase Payments.

     Upon a full surrender of your contract, to the extent you previously withdraw Purchase Payments free of a withdrawal charge under the free withdrawal provision, we will recoup the full withdrawal charge on such amounts, as if that money was still invested in the contract on the date of surrender.

     We will waive the withdrawal charge upon payment of a death benefit. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

NURSING HOME WAIVER

     If your contract was issued with the appropriate rider and you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or the MVA on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your rider prohibits use of this waiver during the first 90 days after purchase. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

     In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     The Vista Variable Annuity is a Flexible Payment Group Deferred Annuity Contract. Anchor National issues a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity Contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     If you were less than age 70 when your contract was issued, the death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.


     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 23.)


     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.


     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 26.


--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $250
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.00.

     We may refuse any Purchase Payment. In general, Anchor National will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 85.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from the Money Market Portfolio, U.S. Government Income Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Money Market Portfolio to the Growth and Income Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

     Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The automatic asset rebalancing program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages.

     Asset rebalancing may involve shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. You request quarterly, semiannual or annual rebalancing. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the U.S. Government Income Portfolio and 50% in the Capital Growth Portfolio. Over the next calendar quarter, the U.S. Government Income Portfolio outperforms the Capital Growth Portfolio. At the end of the calendar quarter, the U.S. Government Income Portfolio now represents 60% of your holdings because it has increased in value and the Capital Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, Anchor National would sell some of your units in the U.S. Government Income Portfolio to bring its holdings back to 50% and use the money to buy more units in the Capital Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

     The principal advantage program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. Anchor National calculates how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program. The remaining principal is invested in the Variable Portfolio(s) of your choice.

     Anchor National reserves the right to modify, suspend or terminate this program at any time.

     EXAMPLE:


     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, Anchor National allocates $71,068 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,932 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.


ALLOCATION OF PURCHASE PAYMENTS


     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, PAGE 11 AND FIXED ACCOUNT OPTIONS, PAGE 12.


     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We determine the number of Accumulation Units credited by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio. The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Asset Allocation Portfolio. The value of an Accumulation Unit for the Asset Allocation Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Asset Allocation Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). Anchor National calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFER DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

     You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year applies after the first 15 transfers. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, Anchor National would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that:

     - Excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the Underlying Funds; or

     - The Underlying Funds inform us that they need to restrict the purchase or redemption of the shares because of excessive trading or because a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected Underlying Funds.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.


     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 25.


     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. Anchor National pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 6.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.


     Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York, 10178, serves as distributor of the Contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. VFD is not affiliated with Anchor National or the Adviser to the Trust. No underwriting fees are paid in connection with the distribution of these contracts.


WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;


     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 23.)



     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE, PAGE 13.)



     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES, PAGE 26.)


     Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM


     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge, a MVA and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.


     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. Anchor National reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option.

     Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.


     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 26.)


INCOME OPTIONS

     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

     We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-90-VISTA, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

     We rely significantly on computer systems and applications in our daily operations. Many of our systems are not presently year 2000 compliant, which means that because they have historically used only two digits to identify the year in a date, they will fail to distinguish dates in the "2000s" from dates in the "1900s." Anchor National's business, financial condition and results of operations could be materially and adversely affected by the failure of our systems and applications (and those operated by third parties interfacing with our systems and applications) to properly operate or manage these dates.


     Anchor National has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with our systems and applications. In fiscal 1997, the Company recorded a $6.2 million provision for estimated programming costs to repair noncompliant systems. Anchor National's management is making expenditures which we expect will ultimately total $5.0 million to replace certain other noncompliant systems. Total expenditures relating to the repair of noncompliant systems will be capitalized by the Company as software costs and will be paid over future periods. Both phases of the project are progressing according to plan and we expect to substantially complete them by the end of calendar 1998. We will test both the repaired and replacement systems during calendar 1999.


     In addition, we distributed a year 2000 questionnaire to our significant suppliers, distributors, financial institutions, lessors and others we do business with to evaluate their year 2000 compliance plans and state of readiness and to determine how our systems and applications may be affected by their failure to solve their own year 2000 issues. To date, however, we have only received preliminary feedback from such parties and have not independently confirmed any information received from other parties with respect to the year 2000 issues. Therefore, we cannot assure that such other parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.

--------------------------------------------------------------------------------


                                     TAXES
--------------------------------------------------------------------------------

     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL


     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.


     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an IRA, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

     If you have a Qualified contract, distributions must begin by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire.

DIVERSIFICATION

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                    ADDITIONAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

SELECTED CONSOLIDATED FINANCIAL DATA


     The following selected consolidated financial data of the Company and its subsidiaries should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included elsewhere herein.



                                                         YEARS ENDED SEPTEMBER 30,
                                      ----------------------------------------------------------------
                                         1998          1997          1996         1995         1994
                                      -----------   -----------   ----------   ----------   ----------
                                                               (IN THOUSANDS)
RESULTS OF OPERATIONS
Net investment income...............  $    86,872   $    73,201   $   56,843   $   50,083   $   58,996
Net realized investment gains
  (losses)..........................       19,482       (17,394)     (13,355)      (4,363)     (33,713)
Fee income..........................      290,362       213,146      169,505      145,105      141,753
General and administrative
  expenses..........................      (96,102)      (98,802)     (81,552)     (64,457)     (54,363)
Amortization of deferred acquisition
  costs.............................      (72,713)      (66,879)     (57,520)     (58,713)     (44,195)
Annual commissions..................      (18,209)       (8,977)      (4,613)      (2,658)      (1,158)
                                      -----------   -----------   ----------   ----------   ----------
Pretax income.......................      209,692        94,295       69,308       64,997       67,320
Income tax expense..................      (71,051)      (31,169)     (24,252)     (25,739)     (22,705)
                                      -----------   -----------   ----------   ----------   ----------
INCOME BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING FOR INCOME
  TAXES.............................      138,641        63,126       45,056       39,258       44,615
Cumulative effect of change in
  accounting for income taxes.......           --            --           --           --      (20,463)
                                      -----------   -----------   ----------   ----------   ----------
NET INCOME..........................  $   138,641   $    63,126   $   45,056   $   39,258   $   24,152
                                      ===========   ===========   ==========   ==========   ==========



                                                              AT SEPTEMBER 30,
                                      ----------------------------------------------------------------
                                         1998          1997          1996         1995         1994
                                      -----------   -----------   ----------   ----------   ----------
                                                               (IN THOUSANDS)
FINANCIAL POSITION
Investments.........................  $ 2,734,742   $ 2,608,301   $2,329,232   $2,114,908   $1,632,072
Variable annuity assets held in
  separate accounts.................   11,133,569     9,343,200    6,311,557    5,230,246    4,486,703
Deferred acquisition costs..........      539,850       536,155      443,610      383,069      416,289
Other assets........................      118,203        83,283      120,136       55,474       67,062
                                      -----------   -----------   ----------   ----------   ----------
TOTAL ASSETS........................  $14,526,364   $12,570,939   $9,204,535   $7,783,697   $6,602,126
                                      ===========   ===========   ==========   ==========   ==========
Reserves for fixed annuity
  contracts.........................  $ 2,189,272   $ 2,098,803   $1,789,962   $1,497,052   $1,437,488
Reserves for guaranteed investment
  contracts.........................      282,267       295,175      415,544      277,095           --
Variable annuity liabilities related
  to separate accounts..............   11,133,569     9,343,200    6,311,557    5,230,246    4,486,703
Other payables and accrued
  liabilities.......................      133,647       155,256       96,196      227,953      195,134
Subordinated notes payable to
  Parent............................       39,182        36,240       35,832       35,832       34,712
Deferred income taxes...............       95,758        67,047       70,189       73,459       64,567
Shareholder's equity................      652,669       575,218      485,255      442,060      383,522
                                      -----------   -----------   ----------   ----------   ----------
TOTAL LIABILITIES AND SHAREHOLDER'S
  EQUITY............................  $14,526,364   $12,570,939   $9,204,535   $7,783,697   $6,602,126
                                      ===========   ===========   ==========   ==========   ==========

--------------------------------------------------------------------------------


               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL


                      CONDITION AND RESULTS OF OPERATIONS

--------------------------------------------------------------------------------


     Management's discussion and analysis of financial condition and results of operations of Anchor National Life Insurance Company (the "Company") for the three years in the period ended September 30, 1998 follows. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.



     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.



RESULTS OF OPERATIONS



     NET INCOME totaled $138.6 million in 1998, compared with $63.1 million in 1997 and $45.1 million in 1996.



     PRETAX INCOME totaled $209.7 million in 1998, $94.3 million in 1997 and $69.3 million in 1996. The 122.4% improvement in 1998 over 1997 primarily resulted from increased fee income and higher net realized investment gains, partially offset by increased annual commissions and increased amortization of deferred acquisition costs. The 36.1% improvement in 1997 over 1996 primarily resulted from increased fee income and net investment income, partially offset by higher general and administrative expenses and increased amortization of deferred acquisition costs.



     NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, increased to $86.9 million in 1998 from $73.2 million in 1997 and $56.8 million in 1996. These amounts represent 3.34% on average invested assets (computed on a daily basis) of $2.60 billion in 1998, 2.77% on average invested assets of $2.65 billion in 1997 and 2.59% on average invested assets of $2.19 billion in 1996.



     Net investment spreads include the effect of income earned on the excess of average invested assets over average interest-bearing liabilities. This excess amounted to $140.4 million in 1998, $126.5 million in 1997 and $142.9 million in 1996. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities (the "Spread Difference") was 3.04% in 1998, 2.51% in 1997 and 2.25% in 1996.

     Investment income (and the related yields on average invested assets) totaled $222.0 million (8.53%) in 1998, compared with $210.8 million (7.97%) in 1997 and $164.6 million (7.50%) in 1996. These increased yields in 1998 and 1997 include the effects of an increasing proportion of mortgage loans in the Company's portfolio. On average, mortgage loans have higher yields than that of the Company's overall portfolio. In addition, the Company experienced higher returns on its investments in partnerships, particularly in 1998. The increase in investment income in 1997 also reflects an increase in average invested assets.



     Partnership income increased to $24.3 million (a yield of 174.85% on related average assets of $13.9 million) in 1998, compared with $6.7 million (a yield of 15.28% on related average assets of $44.0 million) in 1997 and $4.1 million (a yield of 10.12% on related average assets of $40.2 million) in 1996. Partnership income is based primarily upon cash distributions received from limited partnerships, the operations of which the Company does not influence. Consequently, such income is not predictable and there can be no assurance that the Company will realize comparable levels of such income in the future.



     Total interest expense equalled $135.1 million in 1998, $137.6 million in 1997 and $107.8 million in 1996. The average rate paid on all interest-bearing liabilities was 5.49% in 1998, compared with 5.46% in 1997 and 5.25% in 1996. Interest-bearing liabilities averaged $2.46 billion during 1998, compared with $2.52 billion during 1997 and $2.05 billion during 1996. The increases in the overall rates paid on interest-bearing liabilities primarily resulted from the impact of certain promotional one-year interest rates offered on the fixed account portion of the Company's Polaris and Seasons variable annuity products.



     The modest decline in average invested assets in 1998 reflects a similar modest decline in average interest-bearing liabilities, which results from the net effect of increased sales of the Company's fixed rate products and net exchanges from fixed accounts into the separate accounts of variable annuity contracts. Fixed annuity premiums totaled $1.51 billion in 1998, compared with $1.10 billion in 1997 and $741.8 million in 1996 and are largely premiums for the fixed accounts of variable annuities. These amounts represent 72%, 61% and 50% of the fixed annuity reserve balances at the beginning of the respective periods. The premiums for the fixed accounts of variable annuities have increased primarily because of increased sales of the Company's variable annuity products and greater inflows into the one-year fixed account and the new six-month fixed account of these products, which are used for dollar cost averaging into the variable accounts. Accordingly, the Company anticipates that it will see a large portion of these premiums transferred into the variable funds.



     Guaranteed investment contract ("GIC") premiums totaled $5.6 million in 1998, $55.0 million in 1997 and $135.0 million in 1996. GIC surrenders and maturities totaled $36.3 million in 1998, $198.1 million in 1997 and $16.5 million in 1996. The Company does not actively market GICs; consequently, premiums and surrenders may vary substantially from period to period. The GICs issued by the Company generally guarantee the payment of principal and interest at fixed or variable rates for a term of three to five years. GICs that are purchased by banks for their long-term portfolios or by state and local governmental entities either prohibit withdrawals or permit scheduled book value withdrawals subject to the terms of the underlying indenture or agreement. GICs purchased by asset management firms for their short-term portfolios either prohibit withdrawals or permit withdrawals with notice ranging from 90 to 270 days. In pricing GICs, the Company analyzes cash flow information and prices accordingly so that it is compensated for possible withdrawals prior to maturity.



     NET REALIZED INVESTMENT GAINS totaled $19.5 million in 1998, compared with net realized investment losses of $17.4 million in 1997 and $13.4 million in 1996. Net realized investment gains (losses) include impairment writedowns of $13.1 million in 1998, $20.4 million in 1997 and $16.0 million in 1996. Thus, net gains from sales and redemptions of investments totaled $32.6 million in 1998, $3.0 million in 1997 and $2.6 million in 1996.



     The Company sold or redeemed invested assets, principally bonds and notes, aggregating $2.23 billion in 1998, $2.62 billion in 1997 and $1.60 billion in 1996, respectively. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains from sales and redemptions of investments fluctuate from period to period, and represent 1.25%, 0.11% and 0.12% of average invested assets for 1998, 1997 and 1996, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.



     Impairment writedowns include $9.4 million of provisions applied to partnerships during 1998 and $15.7 million and $15.2 million of provisions applied to non-income producing land owned in Arizona during 1997 and 1996, respectively. The statutory carrying value of this land had been guaranteed by the Company's ultimate Parent, SunAmerica Inc. ("SunAmerica"). SunAmerica made a capital contribution of $28.4 million on December 31, 1996 to the Company through the Company's direct parent in exchange for the termination of its guaranty with respect to this land. Accordingly, the Company reduced the carrying value of this land to estimated fair value to reflect the full termination of the guaranty. Impairment writedowns represent 0.50%, 0.77% and 0.73% of average invested assets for 1998, 1997 and 1996, respectively. For the five years ended September 30, 1998, impairment writedowns as a percentage of average invested assets have ranged from 0.28% to 0.91% and have averaged 0.64%. Such writedowns are based upon estimates of the net realizable value of the applicable assets. Actual realization will be dependent upon future events.



     VARIABLE ANNUITY FEES are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $200.9 million in 1998, $139.5 million in 1997 and $104.0 million in 1996. These increased fees reflect growth in average variable annuity assets, due to increased market values, the receipt of variable annuity premiums and net exchanges into the separate accounts from the fixed accounts of variable annuity contracts, partially offset by surrenders. Variable annuity fees represent 1.9%, 1.8% and 1.8% of average variable annuity assets for 1998, 1997 and 1996, respectively. Variable annuity assets averaged $10.70 billion during 1998, $7.55 billion during 1997 and $5.70 billion during 1996. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, have aggregated $1.82 billion in 1998, $1.27 billion in 1997 and $919.8 million in 1996. These amounts represent 19%, 20% and 18% of variable annuity reserves at the beginning of the respective periods.



     Sales of variable annuity products (which include premiums allocated to the fixed accounts) ("Variable Annuity Product Sales") amounted to $3.33 billion, $2.37 billion and $1.66 billion in 1998, 1997 and 1996, respectively, and primarily reflect sales of the Company's flagship variable annuity, Polaris. Polaris is a multimanager variable annuity that offers investors a choice of 26 variable funds and 7 guaranteed fixed-rate funds. Increases in Variable Annuity Product Sales are due, in part, to market share gains through enhanced distribution efforts and growing consumer demand for flexible retirement savings products that offer a variety of equity, fixed income and guaranteed fixed account investment choices. In recent weeks, subsequent to the Company's fiscal year end, sales of variable annuities have slowed as investors paused to reevaluate their investment decisions in light of volatile markets. The Company believes that fluctuating market conditions increase the value of financial planning services and make the flexibility and security of variable annuities even more attractive.



     The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, Federal initiatives are proposed which could affect the taxation of variable annuities and annuities generally.



     NET RETAINED COMMISSIONS are primarily derived from commissions on the sales of nonproprietary investment products by the Company's broker-dealer subsidiary, after deducting the substantial portion of such commissions that is passed on to registered representatives. Net retained commissions totaled $48.6 million in 1998, $39.1 million in 1997 and $31.5 million in 1996. Broker-dealer sales (mainly sales of general securities, mutual funds and annuities) totaled $14.37 billion in 1998,

$11.56 billion in 1997 and $8.75 billion in 1996. The increases in sales and net retained commissions reflect higher average production per representative and generally favorable market conditions and, in 1997, a greater number of registered representatives due primarily to the transfer of representatives from an affiliated broker-dealer. Increases in net retained commissions may not be proportionate to increases in sales primarily due to differences in sales mix.



     SURRENDER CHARGES on fixed and variable annuities totaled $7.4 million in 1998, $5.5 million in 1997 and $5.2 million in 1996. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first seven years of an annuity contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $1.14 billion in 1998, $1.06 billion in 1997 and $898.0 million in 1996. These payments represent 9.0%, 11.2% and 12.4%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity withdrawals from the separate accounts totaling $952.1 million (8.9% of average variable annuity reserves), $822.0 million (10.9% of average variable annuity reserves) and $634.1 million (11.2% of average variable reserves) in 1998, 1997 and 1996, respectively. Management anticipates that withdrawal rates will remain relatively stable for the foreseeable future.



     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed in mutual funds by SunAmerica Asset Management Corp. Such fees totaled $29.6 million on average assets managed of $2.89 billion in 1998, $25.8 million on average assets managed of $2.34 billion in 1997 and $25.4 million on average assets managed of $2.14 billion in 1996. Asset management fees are not proportionate to average assets managed, principally due to changes in product mix. Sales of mutual funds, excluding sales of money market accounts, aggregated $853.6 million in 1998, compared with $454.8 million in 1997 and $223.4 million in 1996. The significant increases in sales principally resulted from sales of the Company's "Style Select Series" product (which was introduced in November 1996) and the introduction in June 1998 of the "Dogs" of Wall Street. The "Style Select Series" is a group of mutual funds which are each managed by three industry-recognized fund managers. The "Dogs" of Wall Street fund contains 30 large capitalization value stocks which are selected by strict criteria. Sales of these products totaled $611.1 million in 1998, compared with $267.8 million in 1997, reflecting the addition of five new Style Select funds, which more than doubled the number of Style Select funds to nine, and generally favorable market conditions. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $402.5 million in 1998, $412.8 million in 1997 and $379.9 million in 1996, which represent 17.5%, 22.0% and 21.4%, respectively, of average mutual fund assets.



     GENERAL AND ADMINISTRATIVE EXPENSES totaled $96.1 million in 1998, compared with $98.8 million in 1997 and $81.6 million in 1996. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.



     AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $72.7 million in 1998, compared with $66.9 million in 1997 and $57.5 million in 1996. The increases in amortization were primarily due to additional fixed and variable annuity and mutual fund sales and the subsequent amortization of related deferred commissions and other direct selling costs.



     ANNUAL COMMISSIONS represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. Annual commissions totaled $18.2 million in 1998, $9.0 million in 1997 and $4.6 million in 1996. The increases in annual commissions since 1996 reflect increased sales of annuities that offer this commission option and gradual expiration of the initial fifteen- month periods before such payments begin. The Company estimates that approximately 50% of the average balances of its variable annuity products is currently subject to such annual commissions. Based on current sales, this percentage is expected to increase in future periods.



     INCOME TAX EXPENSE totaled $71.1 million in 1998, compared with $31.2 million in 1997 and $24.3 million in 1996, representing effective tax rates of 34% in 1998, 33% in 1997 and 35% in 1996.

FINANCIAL CONDITION AND LIQUIDITY



     SHAREHOLDER'S EQUITY increased 13.5% to $652.7 million at September 30, 1998 from $575.2 million at September 30, 1997, primarily due to $138.6 million of net income recorded in 1998, which was partially offset by $51.2 million of dividends paid in April 1998 and a $10.0 million decrease in net unrealized gains on debt and equity securities available for sale.



     INVESTED ASSETS at September 30, 1998 totaled $2.73 billion, compared with $2.61 billion at September 30, 1997. The Company manages most of its invested assets internally. The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of its portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, and the Company's need for liquidity and other similar factors.



     THE BOND PORTFOLIO, which constitutes 71% of the Company's total investment portfolio, had an aggregate fair value that exceeded its amortized cost by $19.9 million at September 30, 1998, compared with an excess of $43.7 million at September 30, 1997. The decline in the unrealized gain of the Bond Portfolio in 1998 was due to changes in market value of portions of the non-investment-grade portfolio.



     At September 30, 1998, the Bond Portfolio (excluding $6.9 million of redeemable preferred stocks) included $1.90 billion of bonds rated by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR"), Fitch Investors Service, L.P. ("Fitch") or the National Association of Insurance Commissioners ("NAIC"), and $53.6 million of bonds rated by the Company pursuant to statutory ratings guidelines established by the NAIC. At September 30, 1998, approximately $1.78 billion of the Bond Portfolio was investment grade, including $672.1 million of U.S. government/agency securities and mortgage-backed securities ("MBSs").



     At September 30, 1998, the Bond Portfolio included $167.6 million of bonds that were not investment grade. These non-investment-grade bonds accounted for 1.2% of the Company's total assets and 6.1% of its invested assets.



     Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. The Company had no material concentrations of non-investment-grade securities at September 30, 1998.



     The table on the next page summarizes the Company's rated bonds by rating classification as of September 30, 1998.

                      RATED BONDS BY RATING CLASSIFICATION


                             (DOLLARS IN THOUSANDS)



                                                           ISSUES NOT RATED BY
                                                               S&P/MOODY'S/
      ISSUES RATED BY S&P/MOODY'S/DCR/FITCH            DCR/FITCH, BY NAIC CATEGORY                     TOTAL
--------------------------------------------------   --------------------------------   ------------------------------------
     S&P/(MOODY'S)/                     ESTIMATED      NAIC                 ESTIMATED     TOTAL      ESTIMATED    PERCENT OF
      [DCR]/[FITCH]        AMORTIZED       FAIR      CATEGORY   AMORTIZED     FAIR      AMORTIZED       FAIR       INVESTED
       CATEGORY(1)            COST        VALUE        (2)        COST        VALUE        COST        VALUE        ASSETS
     --------------        ----------   ----------   --------   ---------   ---------   ----------   ----------   ----------
AAA+ to A-
  (Aaa to A3)
  [AAA to A-]
  {AAA to A-}............  $  999,052   $1,025,861      1       $180,548    $192,187    $1,179,600   $1,218,048     44.54%
BBB+ to BBB-
  (Baal to Baa3)
  [BBB+ to BBB-]
  {BBB+ to BBB-}.........     420,087      418,723      2        145,025     143,532       565,112      562,255     20.56
BB+ to BB-
  (Ba1 to Ba3)
  [BB+ to BB-]
  {BB+ to BB-}...........      43,156       39,179      3         10,181       9,917        53,337       49,096      1.80
B+ to B-
  (B1 to B3)
  [B+ to B-]
  {B+ to B-}.............     113,376      102,375      4         12,954      12,065       126,330      114,440      4.18
CCC+ to C
  (Caa to C)
  [CCC]
  {CCC+ to C-}...........         760          655      5          3,500       3,274         4,260        3,929      0.14
CI to D
  [DD]
  {D}....................           0            0      6             99          99            99           99        --
                           ----------   ----------              --------    --------    ----------   ----------
TOTAL RATED ISSUES.......  $1,576,431   $1,586,793              $352,307    $361,074    $1,928,738   $1,947,867
                           ==========   ==========              ========    ========    ==========   ==========


---------------

(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. DCR rates debt securities in rating categories ranging from AAA (the highest) to DD (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's, DCR and Fitch ratings if rated by multiple agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/DCR/ Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $53.6 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.



     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $186.6 million at September 30, 1998. Secured Loans are senior to subordinated debt and equity, and are secured by assets of the issuer. At September 30, 1998, Secured Loans consisted of $71.6 million of publicly traded securities and $115.0 million of privately traded securities. These Secured Loans are composed of loans to 62 borrowers spanning 21 industries, with 32% of these assets concentrated in financial institutions. No other industry concentration constituted more than 9% of these assets.



     While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, management believes that participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these

Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, DCR, Fitch, the NAIC or by the Company, pursuant to comparable statutory ratings guidelines established by the NAIC.



     MORTGAGE LOANS aggregated $391.4 million at September 30, 1998 and consisted of 133 commercial first mortgage loans with an average loan balance of approximately $2.9 million, collateralized by properties located in 29 states. Approximately 21% of this portfolio was multifamily residential, 17% was office, 14% was manufactured housing, 13% was industrial, 11% was hotels and 24% was other types. At September 30, 1998, approximately 21% and 14% of this portfolio were secured by properties located in California and New York, respectively, and no more than 8% of this portfolio was secured by properties located in any other single state. At September 30, 1998, there were three mortgage loans with outstanding balances of $10 million or more, which loans collectively aggregated approximately 11% of this portfolio. At September 30, 1998, approximately 30% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 2001. During 1998, 1997 and 1996, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.



     At September 30, 1998, approximately 11% of the mortgage loans were seasoned loans underwritten to the Company's standards and purchased at or near par from other financial institutions. Such loans generally have higher average interest rates than loans that could be originated today. The balance of the mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the seasoned nature of the Company's mortgage loan portfolio, its emphasis on multifamily loans and its strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.



     OTHER INVESTED ASSETS aggregated $30.6 million at September 30, 1998, including $15.0 million of collateralized bond obligations and collateralized mortgage obligation residuals, $11.2 million of policy loans and $4.4 million of investments in limited partnerships. The Company's limited partnership interests, accounted for by using the cost method of accounting, are invested primarily in a combination of debt and equity securities.



     ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation. The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 77% of the Company's fixed annuity and GIC reserves had surrender penalties or other restrictions at September 30, 1998.



     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used stress-test interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration of the fixed-rate assets to that of its fixed-rate liabilities. The Company's fixed-rate assets include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; and investments in limited partnerships that invest primarily in fixed-rate securities and are accounted for by using the cost method. At September 30, 1998, these assets had an aggregate fair value of $2.69 billion with a duration of 3.6. The Company's fixed-rate liabilities include fixed annuities, subordinated notes and GICs. At September 30, 1998, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $2.41 billion with a duration of 1.4. The Company's potential exposure due to a 10% increase in prevailing interest rates from their September 30, 1998 levels is a loss of $26.7 million in fair value of its fixed-rate assets that is not offset by a decrease in the fair value of its fixed-rate liabilities. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.



     Duration is a common option-adjusted measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. It measures the approximate percentage change in the market value of a portfolio if interest rates change by 100 basis points, recognizing the changes in cash flows resulting from embedded options such as policy surrenders, investment prepayments and bond calls. It also incorporates the assumption that the Company will continue to utilize its existing strategies of pricing its fixed annuity and GIC products, allocating its available cash flow amongst its various investment portfolio sectors and maintaining sufficient levels of liquidity. Because the calculation of duration involves estimation and incorporates assumptions, potential changes in portfolio value indicated by the portfolio's duration will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material.



     As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities into fixed-rate instruments. At September 30, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21.5 million. This agreement matures in December 2024.



     The Company also seeks to provide liquidity from time to time by using reverse repurchase agreements ("Reverse Repos") and by investing in MBSs. It also seeks to enhance its spread income by using Reverse Repos. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.



     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Reverse Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Reverse Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements typically hedge variable-rate assets or liabilities, and interest rate fluctuations that adversely affect the net cash received or paid under the terms of a Swap Agreement would be offset by increased interest income earned on the variable-rate assets or reduced interest expense paid on the variable-rate liabilities. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase an MBS, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once an MBS is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.



     INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.



     The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.



     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $0.9 million of mortgage loans at September 30, 1998, and constituted less than 0.1% of total invested assets. At September 30, 1997, defaulted investments totaled $1.4 million, including $0.5 million of bonds and notes and $0.9 million of mortgage loans, and constituted less than 0.1% of total invested assets.



     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1998, approximately $1.50 billion of the Company's Bond Portfolio had an aggregate unrealized gain of $59.2 million, while approximately $456.3 million of the Bond Portfolio had an aggregate unrealized loss of $39.3 million. In addition, the Company's investment portfolio currently provides approximately $23.6 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity and GIC products have been more than sufficient in amount to satisfy the Company's liquidity needs.



     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities and GICs to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.



     In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities and GICs. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

--------------------------------------------------------------------------------

                                   PROPERTIES
--------------------------------------------------------------------------------


     The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California. The Company, through an affiliate, also leases office space in Woodland Hills, California. The Company's broker-dealer and asset management subsidiaries lease offices in New York, New York.



     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.


--------------------------------------------------------------------------------

                        DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------


     The directors and principal officers of Anchor National as of December 22, 1998 are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).



                                                                       OTHER POSITIONS AND
                                                         YEAR            OTHER BUSINESS
                                    PRESENT             ASSUMED         EXPERIENCE WITHIN
       NAME          AGE          POSITION(S)         POSITION(S)       LAST FIVE YEARS**       FROM-TO
       ----          ---          -----------         -----------   -------------------------   -------
Eli Broad*           65    Chairman,                     1994       Cofounded SAI
                           Chief Executive                          in 1957
                           Officer and President of
                           the Company
                           Chairman, Chief               1986
                           Executive Officer and
                           President of
                           SunAmerica Inc. ("SAI")
Jay S. Wintrob*      41    Executive Vice President      1991       (Joined SAI in 1987)
                           of the Company
                           Vice Chairman and             1998
                           Chief Operating Officer
                           of SAI
James R. Belardi*    41    Senior Vice President of      1992       (Joined SAI in 1986)
                           the Company
                           Executive Vice President      1995
                           of SAI
Jana Waring Greer*   46    Senior Vice President of      1991       (Joined SAI in 1974)
                           the Company and SAI
Peter McMillan, III  41    Director                                 Executive Vice President   1994-1998
                                                                    and Chief Investment
                                                                    Officer of
                                                                    SunAmerica Investments,
                                                                    Inc. (DE)
                                                                    Senior Vice President,     1989-1994
                                                                    SunAmerica Investments,
                                                                    Inc. (DE)
Scott L. Robinson*   52    Senior Vice President         1991       (Joined SAI in 1978)
                           of the Company
                           Senior Vice President and     1991
                           Controller of SAI
Susan L. Harris*     41    Senior Vice President and     1994       Vice President,            1994-1995
                           Secretary of the Company                 General Counsel-
                           Senior Vice President,        1995       Corporate Affairs and
                           General Counsel                          Secretary of SAI
                           and Secretary of SAI                     Vice President,            1989-1994
                                                                    Associate General
                                                                    Counsel and Secretary
                                                                    of SAI
                                                                    (Joined SAI in 1985)

                                                                       OTHER POSITIONS AND
                                                         YEAR            OTHER BUSINESS
                                    PRESENT             ASSUMED         EXPERIENCE WITHIN
       NAME          AGE          POSITION(S)         POSITION(S)       LAST FIVE YEARS**       FROM-TO
       ----          ---          -----------         -----------   -------------------------   -------
James Rowan*         36    Senior Vice President of      1996       Vice President of SAI      1993-1995
                           the Company                              (Joined SAI in 1992)
                           Senior Vice President         1995
                           of SAI
N. Scott Gillis      45    Senior Vice President         1994       Vice President and         1989-1994
                           and Controller of the                    Controller, SunAmerica
                           Company                                  Life Companies ("SLC")
                           Vice President of SAI         1997       (Joined SAI in 1985)
Edwin R. Reoliquio   41    Senior Vice President         1995       Vice President and         1990-1995
                           and Chief Actuary                        Actuary, SLC
                           of the Company
Victor E. Akin       34    Senior Vice President         1996       Vice President, SLC        1995-1996
                           of the Company                           Director, Product          1994-1995
                                                                    Development, SLC
                                                                    Manager, Business          1993-1994
                                                                    Development, SLC
Scott H. Richland    36    Vice President                1994       Senior Vice President      1997-1998
                           of the Company                           and Treasurer of SAI
                           Senior Vice President         1997       Vice President and         1995-1997
                           of SAI                                   Treasurer of SAI
                                                                    Vice President and         1994-1995
                                                                    Assistant Treasurer
                                                                    of SAI
                                                                    Assistant Treasurer        1993-1994
                                                                    of SAI
                                                                    (Joined SAI in 1990)
David R. Bechtel     31    Vice President and            1998       Vice President,            1996-1998
                           Treasurer of the                         Deutsche Morgan
                           Company                                  Grenfell, Inc.
                           Vice President and            1998       Associate,                 1995-1996
                           Treasurer of SAI                         UBS Securities LLC
                                                                    Associate,                 1994
                                                                    Wachtell Lipton Rosen
                                                                    & Katz
                                                                    Associate,                 1993-1994
                                                                    Wells Fargo Nikko
                                                                    Investment Advisers
J. Franklin Grey     46    Vice President                1994       Director, Institutional    1991-1994
                           of the Company                           Marketing Capital Holding
                                                                    Corp.
                                                                    (Providian)
Keith B. Jones       47    Vice President                1992       (Joined SAI in 1986)
                           of the Company
Michael L.           45    Vice President                1993       (Joined SAI in 1983)
  Lindquist                of the Company
Edward P. Nolan,     49    Vice President                1993       (Joined SAI in 1989)
  Jr.                      of the Company
Gregory M. Outcalt   36    Vice President                1993       (Joined SAI in 1986)
                           of the Company


---------------

* Also serves as director.



** Unless otherwise indicated, officers and positions are with SunAmerica, Inc.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


     All of the executive officers of the Company also serve as employees of SunAmerica Inc. or its affiliates and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company.



     The following table shows the cash compensation paid or earned, based on these allocations, to the chief executive officer and top four executive officers of the Company whose allocated compensation exceeds $100,000 for services rendered in all capacities to the Company during 1998:



          NAME OF INDIVIDUAL OR                       CAPACITIES IN             ALLOCATED CASH
             NUMBER IN GROUP                           WHICH SERVED              COMPENSATION
          ---------------------                       -------------             --------------
Eli Broad                                   Chairman, Chief Executive Officer     $1,482,778
                                            and President
Jay S. Wintrob                              Executive Vice President                 857,524
Jana Waring Greer                           Senior Vice President                    775,001
Peter McMillan                              Director                                 421,457
James R. Belardi                            Senior Vice President                    408,949
                                                                                  ==========



     Directors of the Company who are also employees of SunAmerica Inc. or its affiliates receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



     No shares of the Company are owned by any executive officer or director. The Company is an indirect wholly owned subsidiary of SunAmerica Inc. Except for Mr. Broad, the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At November 30, 1998, Mr. Broad was the beneficial owner of 13,015,360 shares of Common Stock of SunAmerica Inc. (approximately 6.4% of the class outstanding) and 13,340,591 shares of Nontransferable Class B Common Stock of SunAmerica Inc. (approximately 82% of the class outstanding). Of the Common Stock, 1,053,738 shares represent restricted shares granted under the Company's employee stock plans as to which Mr. Broad has no investment power; and 9,283,050 shares represent employee stock options held by Mr. Broad which are or will become exercisable on or before January 30, 1999 and as to which he has no voting or investment power. Of the Nontransferable Class B Stock, 12,284,360 shares are held directly by Mr. Broad; and 1,056,231 shares are registered in the name of a corporation as to which Mr. Broad exercises sole voting and dispositive powers. At November 30, 1998, all directors and officers as a group beneficially owned 16,027,507 shares of Common Stock (approximately 8% of the class outstanding) and 13,340,591 shares of Nontransferable Class B Common Stock (approximately 82% of the class outstanding).

--------------------------------------------------------------------------------

                                   REGULATION
--------------------------------------------------------------------------------

     Anchor National is subject to regulation and supervision by the insurance regulatory agencies of the states in which it is authorized to transact business. State insurance laws establish supervisory agencies with broad administrative and supervisory powers. Principal among these powers are granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial, market conduct and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, defining acceptable accounting principles, regulating the type, valuation and amount of investments permitted, and limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval.

     During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies or allowing combinations between insurance companies, banks and other entities. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies and market conduct violations. These initiatives include investment reserve requirements, risk-based capital standards, codification of insurance accounting principles, new investment standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws relating to product design and illustrations for annuity products. Current proposals are still being debated and we are monitoring developments in this area and the effects any changes would have on us.

     SunAmerica Asset Management is registered with the SEC as a registered investment advisor under the Investment Advisors Act of 1940. The mutual funds that it markets are subject to regulation under the Investment Company Act of 1940. SunAmerica Asset Management and the mutual funds are subject to regulation and examination by the SEC. In addition, variable annuities and the related separate accounts of the Company are subject to regulation by the SEC under the Securities Act of 1933 and the Investment Company Act of 1940.

     Our broker-dealer subsidiary is subject to regulation and supervision by the states in which it transacts business, as well as by the SEC and the National Association of Securities Dealers ("NASD"). The NASD has broad administrative and supervisory powers relative to all aspects of business and may examine the subsidiary's business and accounts at any time.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, serves as the custodian of the assets of the separate account.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

--------------------------------------------------------------------------------

                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     The financial statements of Anchor National as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)90-VISTA. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Performance Data............................................     1
Income Payments.............................................     3
Annuity Unit Values.........................................     3
Qualified Plans.............................................     6
Distribution of Contracts...................................    10
Financial Statements........................................    10


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The financial statements of Anchor National which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the General Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks and the risk that the withdrawal charge will be insufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the Underlying Fund shares held in the Variable Portfolios of the separate account. The value of the interests of owners, participants, Annuitants, payees and Beneficiaries under the variable portion of the contracts is affected primarily by the investment results of the Underlying Funds.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


Anchor National Life Insurance Company



     In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company")at September 30, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Los Angeles, California


November 9, 1998

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                           CONSOLIDATED BALANCE SHEET



                                                                    AT SEPTEMBER 30,
                                                           ----------------------------------
                                                                1998               1997
                                                           ---------------    ---------------
ASSETS
INVESTMENTS:
  Cash and short-term investments........................  $   333,735,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks available
     for sale, at fair value (amortized cost: 1998,
     $1,934,863,000; 1997, $1,942,485,000)...............    1,954,754,000      1,986,194,000
  Mortgage loans.........................................      391,448,000        339,530,000
  Common stocks available for sale, at fair value (cost:
     1998, $115,000; 1997, $271,000).....................          169,000          1,275,000
  Real estate............................................       24,000,000         24,000,000
  Other invested assets..................................       30,636,000        143,722,000
                                                           ---------------    ---------------
          Total investments..............................    2,734,742,000      2,608,301,000
Variable annuity assets held in separate accounts........   11,133,569,000      9,343,200,000
Accrued investment income................................       26,408,000         21,759,000
Deferred acquisition costs...............................      539,850,000        536,155,000
Income taxes currently receivable........................        5,869,000                 --
Other assets.............................................       85,926,000         61,524,000
                                                           ---------------    ---------------
TOTAL ASSETS.............................................  $14,526,364,000    $12,570,939,000
                                                           ===============    ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts...................  $ 2,189,272,000    $ 2,098,803,000
  Reserves for guaranteed investment contracts...........      282,267,000        295,175,000
  Payable to brokers for purchases of securities.........       27,053,000            263,000
  Income taxes currently payable.........................               --         32,265,000
  Other liabilities......................................      106,594,000        122,728,000
                                                           ---------------    ---------------
          Total reserves, payables and accrued
            liabilities..................................    2,605,186,000      2,549,234,000
                                                           ---------------    ---------------
Variable annuity liabilities related to separate
  accounts...............................................   11,133,569,000      9,343,200,000
                                                           ---------------    ---------------
Subordinated notes payable to Parent.....................       39,182,000         36,240,000
                                                           ---------------    ---------------
Deferred income taxes....................................       95,758,000         67,047,000
                                                           ---------------    ---------------
Shareholder's equity:
  Common Stock...........................................        3,511,000          3,511,000
  Additional paid-in capital.............................      308,674,000        308,674,000
  Retained earnings......................................      332,069,000        244,628,000
  Net unrealized gains on debt and equity securities
     available for sale..................................        8,415,000         18,405,000
                                                           ---------------    ---------------
  Total shareholder's equity.............................      652,669,000        575,218,000
                                                           ---------------    ---------------
  TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY.............  $14,526,364,000    $12,570,939,000
                                                           ===============    ===============



                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                         CONSOLIDATED INCOME STATEMENT



                                                        YEARS ENDED SEPTEMBER 30,
                                             -----------------------------------------------
                                                 1998             1997             1996
                                             -------------    -------------    -------------
Investment income..........................  $ 221,966,000    $ 210,759,000    $ 164,631,000
                                             -------------    -------------    -------------
Interest expense on:
  Fixed annuity contracts..................   (112,695,000)    (109,217,000)     (82,690,000)
  Guaranteed investment contracts..........    (17,787,000)     (22,650,000)     (19,974,000)
  Senior indebtedness......................     (1,498,000)      (2,549,000)      (2,568,000)
Subordinated notes payable to Parent.......     (3,114,000)      (3,142,000)      (2,556,000)
                                             -------------    -------------    -------------
          Total interest expense...........   (135,094,000)    (137,558,000)    (107,788,000)
                                             -------------    -------------    -------------
NET INVESTMENT INCOME......................     86,872,000       73,201,000       56,843,000
                                             -------------    -------------    -------------
NET REALIZED INVESTMENT GAINS
  (LOSSES).................................     19,482,000      (17,394,000)     (13,355,000)
                                             -------------    -------------    -------------
Fee income:
  Variable annuity fees....................    200,867,000      139,492,000      103,970,000
  Net retained commissions.................     48,561,000       39,143,000       31,548,000
  Asset management fees....................     29,592,000       25,764,000       25,413,000
  Surrender charges........................      7,404,000        5,529,000        5,184,000
  Other fees...............................      3,938,000        3,218,000        3,390,000
                                             -------------    -------------    -------------
          TOTAL FEE INCOME.................    290,362,000      213,146,000      169,505,000
                                             -------------    -------------    -------------
GENERAL AND ADMINISTRATIVE
  EXPENSES.................................    (96,102,000)     (98,802,000)     (81,552,000)
                                             -------------    -------------    -------------
AMORTIZATION OF DEFERRED
  ACQUISITION COSTS........................    (72,713,000)     (66,879,000)     (57,520,000)
                                             -------------    -------------    -------------
ANNUAL COMMISSIONS.........................    (18,209,000)      (8,977,000)      (4,613,000)
                                             -------------    -------------    -------------
PRETAX INCOME..............................    209,692,000       94,295,000       69,308,000
Income tax expense.........................    (71,051,000)     (31,169,000)     (24,252,000)
                                             -------------    -------------    -------------
NET INCOME.................................  $ 138,641,000    $  63,126,000    $  45,056,000
                                             =============    =============    =============



                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                            YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------
                                                                   1998               1997               1996
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   138,641,000    $    63,126,000    $    45,056,000
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to:
      Fixed annuity contracts...............................      112,695,000        109,217,000         82,690,000
      Guaranteed investment contracts.......................       17,787,000         22,650,000         19,974,000
    Net realized investment (gains) losses..................      (19,482,000)        17,394,000         13,355,000
    Amortization (accretion) of net premiums (discounts) on
      investments...........................................          447,000        (18,576,000)        (8,976,000)
    Amortization of goodwill................................        1,422,000          1,187,000          1,169,000
    Provision for deferred income taxes.....................       34,087,000        (16,024,000)        (3,351,000)
  Change in:
    Accrued investment income...............................       (4,649,000)        (2,084,000)        (5,483,000)
    Deferred acquisition costs..............................     (160,926,000)      (113,145,000)       (60,941,000)
    Other assets............................................      (19,374,000)       (14,598,000)        (8,000,000)
    Income taxes currently payable..........................      (38,134,000)        10,779,000          5,766,000
    Other liabilities.......................................       (2,248,000)        14,187,000          5,474,000
  Other, net................................................       (5,599,000)           418,000           (129,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................       54,667,000         74,531,000         86,604,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts.................................    1,512,994,000      1,097,937,000        741,774,000
    Guaranteed investment contracts.........................        5,619,000         55,000,000        134,967,000
  Net exchanges from the fixed accounts of variable annuity
    contracts...............................................   (1,303,790,000)      (620,367,000)      (236,705,000)
  Withdrawal payments on:
    Fixed annuity contracts.................................     (191,690,000)      (242,589,000)      (263,614,000)
    Guaranteed investment contracts.........................      (36,313,000)      (198,062,000)       (16,492,000)
  Claims and annuity payments on fixed annuity contracts....      (40,589,000)       (35,731,000)       (31,107,000)
  Net receipts from (repayments of) other short-term
    financings..............................................      (10,944,000)        34,239,000       (119,712,000)
  Net receipts from a modified coinsurance transaction......      166,631,000                 --                 --
  Capital contributions received............................               --         28,411,000         27,387,000
  Dividends paid............................................      (51,200,000)       (25,500,000)       (29,400,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................       50,718,000         93,338,000        207,098,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks............  $(1,970,502,000)   $(2,566,211,000)   $(1,937,890,000)
    Mortgage loans..........................................     (131,386,000)      (266,771,000)       (15,000,000)
    Other investments, excluding short-term investments.....               --        (75,556,000)       (36,770,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks............    1,602,079,000      2,299,063,000      1,241,928,000
    Real estate.............................................               --                 --            900,000
    Other investments, excluding short-term investments.....       42,458,000          6,421,000          4,937,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks............      424,393,000        376,847,000        288,969,000
    Mortgage loans..........................................       80,515,000         25,920,000         11,324,000
    Other investments, excluding short-term investments.....       67,213,000         23,940,000         20,749,000
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES............      114,770,000       (176,347,000)      (420,853,000)
                                                              ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................      220,155,000         (8,478,000)      (127,151,000)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD......      113,580,000        122,058,000        249,209,000
                                                              ---------------    ---------------    ---------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD............  $   333,735,000    $   113,580,000    $   122,058,000
                                                              ===============    ===============    ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.............................  $     3,912,000    $     7,032,000    $     5,982,000
                                                              ===============    ===============    ===============
  Net income taxes paid.....................................  $    74,932,000    $    36,420,000    $    22,031,000
                                                              ===============    ===============    ===============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS



     Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management operations, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.



     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1998 presentation.



     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.



     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.



     Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.



     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.



     INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.



     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.



     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. DAC have been decreased by $7,000,000 at September 30, 1998 and $16,400,000 at September 30, 1997 for this adjustment.



     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.



     GOODWILL: Goodwill, amounting to $23,339,000 at September 30, 1998, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.



     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.



     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.



     RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS 131").



     SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is not included in these financial statements.



     SFAS 131 establishes standards for the disclosure of information about the Company's operating segments. SFAS 131 is effective for the year ending September 30, 1999 and is not included in these financial statements.



     Implementation of SFAS 130 and SFAS 131 will not have an impact on the Company's results of operations, financial condition or liquidity.



     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 is effective for the Company as of October 1, 1999 and is not included in these financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS



     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:



                                                       AMORTIZED         ESTIMATED
                                                          COST           FAIR VALUE
                                                     --------------    --------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government.......  $   84,377,000    $   88,239,000
  Mortgage-backed securities.......................     569,613,000       584,007,000
  Securities of public utilities...................     108,431,000       106,065,000
  Corporate bonds and notes........................     883,890,000       884,209,000
  Redeemable preferred stocks......................       6,125,000         6,888,000
  Other debt securities............................     282,427,000       285,346,000
                                                     --------------    --------------
          Total....................................  $1,934,863,000    $1,954,754,000
                                                     ==============    ==============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government.......  $   18,496,000    $   18,962,000
  Mortgage-backed securities.......................     636,018,000       649,196,000
  Securities of public utilities...................      22,792,000        22,893,000
  Corporate bonds and notes........................     984,573,000     1,012,559,000
  Redeemable preferred stocks......................       6,125,000         6,681,000
  Other debt securities............................     274,481,000       275,903,000
                                                     --------------    --------------
          Total....................................  $1,942,485,000    $1,986,194,000
                                                     ==============    ==============



     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1998, follow:



                                                       AMORTIZED         ESTIMATED
                                                          COST           FAIR VALUE
                                                     --------------    --------------
Due in one year or less............................  $   19,124,000    $   19,319,000
Due after one year through five years..............     313,396,000       318,943,000
Due after five years through ten years.............     744,740,000       750,286,000
Due after ten years................................     287,990,000       282,199,000
Mortgage-backed securities.........................     569,613,000       584,007,000
                                                     --------------    --------------
          Total....................................  $1,934,863,000    $1,954,754,000
                                                     ==============    ==============



     Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)

     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:



                                                            GROSS          GROSS
                                                         UNREALIZED      UNREALIZED
                                                            GAINS          LOSSES
                                                         -----------    ------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government...........  $ 3,862,000    $         --
  Mortgage-backed securities...........................   15,103,000        (709,000)
  Securities of public utilities.......................    2,420,000      (4,786,000)
  Corporate bonds and notes............................   31,795,000     (31,476,000)
  Redeemable preferred stocks..........................      763,000              --
  Other debt securities................................    5,235,000      (2,316,000)
                                                         -----------    ------------
          Total........................................  $59,178,000    $(39,287,000)
                                                         ===========    ============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government...........  $   498,000    $    (32,000)
  Mortgage-backed securities...........................   14,998,000      (1,820,000)
  Securities of public utilities.......................      141,000         (40,000)
  Corporate bonds and notes............................   28,691,000        (705,000)
  Redeemable preferred stocks..........................      556,000              --
  Other debt securities................................    1,569,000        (147,000)
                                                         -----------    ------------
          Total........................................  $46,453,000    $ (2,744,000)
                                                         ===========    ============



     Gross unrealized gains on equity securities available for sale aggregated $54,000 and $1,004,000 at September 30, 1998 and 1997, respectively. There were no unrealized losses at September 30, 1998 and 1997.



     Gross realized investment gains and losses on sales of investments are as follows:



                                                  YEARS ENDED SEPTEMBER 30,
                                         -------------------------------------------
                                            1998            1997            1996
                                         -----------    ------------    ------------
BONDS, NOTES AND REDEEMABLE PREFERRED
  STOCKS:
  Realized gains.......................  $28,086,000    $ 22,179,000    $ 14,532,000
  Realized losses......................   (4,627,000)    (25,310,000)    (10,432,000)

COMMON STOCKS:
  Realized gains.......................      337,000       4,002,000         511,000
  Realized losses......................           --        (312,000)     (3,151,000)

OTHER INVESTMENTS:
  Realized gains.......................    8,824,000       2,450,000       1,135,000
IMPAIRMENT WRITEDOWNS..................  (13,138,000)    (20,403,000)    (15,950,000)
                                         -----------    ------------    ------------
          Total net realized investment
            gains and losses...........  $19,482,000    $(17,394,000)   $(13,355,000)
                                         ===========    ============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)

     The sources and related amounts of investment income are as follows:



                                                 YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------
                                            1998            1997            1996
                                        ------------    ------------    ------------
Short-term investments................  $ 12,524,000    $ 11,780,000    $ 10,647,000
Bonds, notes and redeemable preferred
  stocks..............................   156,140,000     163,038,000     140,387,000
Mortgage loans........................    29,996,000      17,632,000       8,701,000
Common stocks.........................        34,000          16,000           8,000
Real estate...........................      (467,000)       (296,000)       (196,000)
Cost-method partnerships..............    24,311,000       6,725,000       4,073,000
Other invested assets.................      (572,000)     11,864,000       1,011,000
                                        ------------    ------------    ------------
          Total investment income.....  $221,966,000    $210,759,000    $164,631,000
                                        ============    ============    ============



     Expenses incurred to manage the investment portfolio amounted to $1,910,000 for the year ended September 30, 1998, $2,050,000 for the year ended September 30, 1997, and $1,737,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.



     At September 30, 1998, no investment exceeded 10% of the Company's consolidated shareholder's equity.



     At September 30, 1998, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 21% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 14% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.



     At September 30, 1998, bonds, notes and redeemable preferred stocks included $167,564,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1998.



     At September 30, 1998, the carrying value of investments in default as to the payment of principal or interest was $917,000, all of which were mortgage loans. Such nonperforming investments had an estimated fair value equal to their carrying value.



     As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $278,000 and $125,000 for the years ended September 30, 1998 and 1997, respectively, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.



     At September 30, 1998, $5,154,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 4. FAIR VALUE OF FINANCIAL INSTRUMENTS



     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.



     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.



     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:



     CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.



     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.



     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.



     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.



     COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.



     VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.



     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.



     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.



     PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.



     VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.



     SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


     The estimated fair values of the Company's financial instruments at September 30, 1998 and 1997, compared with their respective carrying values, are as follows:



                                                              CARRYING             FAIR
                                                                VALUE              VALUE
                                                           ---------------    ---------------
1998:
ASSETS:
  Cash and short-term investments........................  $   333,735,000    $   333,735,000
  Bonds, notes and redeemable preferred stocks...........    1,954,754,000      1,954,754,000
  Mortgage loans.........................................      391,448,000        415,981,000
  Common stocks..........................................          169,000            169,000
  Cost-method partnerships...............................        4,403,000         12,744,000
  Variable annuity assets held in separate accounts......   11,133,569,000     11,133,569,000
LIABILITIES:
  Reserves for fixed annuity contracts...................    2,189,272,000      2,116,874,000
  Reserves for guaranteed investment contracts...........      282,267,000        282,267,000
  Payable to brokers for purchases of securities.........       27,053,000         27,053,000
  Variable annuity liabilities related to separate
     accounts............................................   11,133,569,000     10,696,607,000
  Subordinated notes payable to Parent...................       39,182,000         40,550,000
                                                           ===============    ===============
1997:
ASSETS:
  Cash and short-term investments........................  $   113,580,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks...........    1,986,194,000      1,986,194,000
  Mortgage loans.........................................      339,530,000        354,495,000
  Common stocks..........................................        1,275,000          1,275,000
  Cost-method partnerships...............................       46,880,000         84,186,000
  Variable annuity assets held in separate accounts......    9,343,200,000      9,343,200,000
LIABILITIES:
  Reserves for fixed annuity contracts...................    2,098,803,000      2,026,258,000
  Reserves for guaranteed investment contracts...........      295,175,000        295,175,000
  Payable to brokers for purchases of securities.........          263,000            263,000
  Variable annuity liabilities related to separate
     accounts............................................    9,343,200,000      9,077,200,000
  Subordinated notes payable to Parent...................       36,240,000         37,393,000
                                                           ===============    ===============



 5. SUBORDINATED NOTES PAYABLE TO PARENT



     Subordinated notes and accrued interest payable to Parent totaled $39,182,000 at interest rates ranging from 8.5% to 9% at September 30, 1998, and require principal payments of $23,060,000 in 1999, $5,400,000 in 2000 and $10,000,000 in 2001.



 6. REINSURANCE



     On August 11, 1998, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involves the ceding of approximately $5,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 6. REINSURANCE (CONTINUED)


     As payments are made to the reinsurer, the reduction of DAC is relieved. The net reduction in DAC at September 30, 1998 was $166,631,000. Certain expenses related to this transaction are being charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement is not material.



 7. CONTINGENT LIABILITIES



     The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of two municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities. An additional $51,000,000 has been committed to investments in the process of being funded or to be available in the case of certain natural disasters, for which the Company receives a fee.



     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 8. SHAREHOLDER'S EQUITY



     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1998 and 1997, 3,511 shares were outstanding.



     Changes in shareholder's equity are as follows:



                                                 YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------
                                            1998            1997            1996
                                        ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balances..................  $308,674,000    $280,263,000    $252,876,000
  Capital contributions received......            --      28,411,000      27,387,000
                                        ------------    ------------    ------------

     Ending balances..................  $308,674,000    $308,674,000    $280,263,000
                                        ============    ============    ============
RETAINED EARNINGS:
  Beginning balances..................  $244,628,000    $207,002,000    $191,346,000
  Net income..........................   138,641,000      63,126,000      45,056,000
  Dividend paid.......................   (51,200,000)    (25,500,000)    (29,400,000)
                                        ------------    ------------    ------------
     Ending balances..................  $332,069,000    $244,628,000    $207,002,000
                                        ============    ============    ============
NET UNREALIZED GAINS (LOSSES) ON
  DEBT AND EQUITY SECURITIES
  AVAILABLE FOR SALE:
     Beginning balances...............  $ 18,405,000    $ (5,521,000)   $ (5,673,000)
     Change in net unrealized gains
       (losses) on debt securities
       available for sale.............   (23,818,000)     57,463,000      (2,904,000)
     Change in net unrealized gains
       (losses) on equity securities
       available for sale.............      (950,000)        (55,000)      3,538,000
     Change in adjustment to deferred
       acquisition costs..............     9,400,000     (20,600,000)       (400,000)
     Tax effects of net changes.......     5,378,000     (12,882,000)        (82,000)
                                        ------------    ------------    ------------
       Ending balances................  $  8,415,000    $ 18,405,000    $ (5,521,000)
                                        ============    ============    ============



     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $51,200,000, $25,500,000 and $29,400,000 were paid on June 4, 1998, April 1, 1997 and March 18, 1996, respectively.



     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1998 was $64,125,000. The statutory net income for the year ended December 31, 1997 was $74,407,000, and the statutory net income for the year ended December 31, 1996 was $27,928,000. The Company's statutory capital and surplus was $537,542,000 at September 30, 1998, $567,979,000 at December 31,
1997 and $311,176,000 at December 31, 1996.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 9. INCOME TAXES



     The components of the provisions for federal income taxes on pretax income consist of the following:



                                         NET REALIZED
                                          INVESTMENT
                                        GAINS (LOSSES)     OPERATIONS        TOTAL
                                        --------------    ------------    ------------
1998:
  Currently payable...................   $  4,221,000     $ 32,743,000    $ 36,964,000
  Deferred............................       (550,000)      34,637,000      34,087,000
                                         ------------     ------------    ------------
          Total income tax expense....   $  3,671,000     $ 67,380,000    $ 71,051,000
                                         ============     ============    ============
1997:
  Currently payable...................   $ (3,635,000)    $ 50,828,000    $ 47,193,000
  Deferred............................     (2,258,000)     (13,766,000)    (16,024,000)
                                         ------------     ------------    ------------
          Total income tax expense....   $ (5,893,000)    $ 37,062,000    $ 31,169,000
                                         ============     ============    ============
1996:
  Currently payable...................   $  5,754,000     $ 21,849,000    $ 27,603,000
  Deferred............................    (10,347,000)       6,996,000      (3,351,000)
                                         ------------     ------------    ------------
          Total income tax expense....   $ (4,593,000)    $ 28,845,000    $ 24,252,000
                                         ============     ============    ============



     Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:



                                                   YEARS ENDED SEPTEMBER 30,
                                           -----------------------------------------
                                              1998           1997           1996
                                           -----------    -----------    -----------
Amount computed at statutory rate........  $73,392,000    $33,003,000    $24,258,000
Increases (decreases) resulting from:
  Amortization of differences between
     book and tax bases of net assets
     acquired............................      460,000        666,000        464,000
  State income taxes, net of federal tax
     benefit.............................    5,530,000      1,950,000      2,070,000
  Dividends-received deduction...........   (7,254,000)    (4,270,000)    (2,357,000)
  Tax credits............................   (1,296,000)      (318,000)      (257,000)
  Other, net.............................      219,000        138,000         74,000
                                           -----------    -----------    -----------
          Total income tax expense.......  $71,051,000    $31,169,000    $24,252,000
                                           ===========    ===========    ===========



     For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1998. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 9. INCOME TAXES (CONTINUED)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:



                                                              SEPTEMBER 30,
                                                      ------------------------------
                                                          1998             1997
                                                      -------------    -------------
DEFERRED TAX LIABILITIES:
  Investments.......................................  $  17,643,000    $  13,160,000
  Deferred acquisition costs........................    223,392,000      154,949,000
  State income taxes................................      2,873,000        1,777,000
  Other liabilities.................................        144,000               --
  Net unrealized gains on debt and equity securities
     available for sale.............................      4,531,000        9,910,000
                                                      -------------    -------------
          Total deferred tax liabilities............    248,583,000      179,796,000
                                                      -------------    -------------
DEFERRED TAX ASSETS:
  Contractholder reserves...........................   (149,915,000)    (108,090,000)
  Guaranty fund assessments.........................     (2,910,000)      (2,707,000)
  Other assets......................................             --       (1,952,000)
                                                      -------------    -------------
          Total deferred tax assets.................   (152,825,000)    (112,749,000)
                                                      -------------    -------------
  Deferred income taxes.............................  $  95,758,000    $  67,047,000
                                                      =============    =============



10. RELATED-PARTY MATTERS



     The Company pays commissions to five affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp. and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $32,946,000 in 1998, $25,492,000 in 1997, and $16,906,000 in 1996. These
broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 33.6%, 36.1%, and 38.3% of premiums in 1998, 1997, and 1996, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 17.3% and 8.4% of premiums in 1998, 19.2% and 10.1% in 1997, and 19.7% and 10.2% in 1996,
respectively.



     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $84,975,000 for the year ended September 30, 1998, $86,116,000 for the year ended September 30, 1997 and $65,351,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $39,482,000, $31,968,000 and $17,442,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.



     The Parent made a capital contribution of $28,411,000 in December 1996 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.



     During the year ended September 30, 1998, the Company sold various invested assets to the Parent for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10. RELATED-PARTY MATTERS (CONTINUED)


     During the year ended September 30, 1998, the Company purchased certain invested assets from the Parent, SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value, which aggregated $20,666,000, $10,468,000 and $61,000, respectively.



     During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.



     During the year ended September 30, 1997, the Company purchased certain invested assets from SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value of $8,717,000 and $284,000, respectively.



     During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market value of $274,000 and $47,321,000, respectively. The Company recorded a net loss aggregating $3,000 on such transactions.



     During the year ended September 30, 1996, the Company purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market value, which aggregated $28,379,000.



11. BUSINESS SEGMENTS



     Summarized data for the Company's business segments follow:



                                                  TOTAL
                                               DEPRECIATION
                                                   AND
                                  TOTAL        AMORTIZATION       PRETAX            TOTAL
                                 REVENUES        EXPENSE          INCOME           ASSETS
                               ------------    ------------    ------------    ---------------
1998:
  Annuity operations.........  $443,407,000    $60,731,000     $178,120,000    $14,366,018,000
  Broker-dealer operations...    47,363,000      1,770,000       22,401,000         55,870,000
  Asset management
     operations..............    41,040,000     14,780,000        9,171,000        104,476,000
                               ------------    -----------     ------------    ---------------
          Total..............  $531,810,000    $77,281,000     $209,692,000    $14,526,364,000
                               ============    ===========     ============    ===============
1997:
  Annuity operations.........  $332,845,000    $55,675,000     $ 74,792,000    $12,438,021,000
  Broker-dealer operations...    38,005,000        689,000       16,705,000         51,400,000
  Asset management
     operations..............    35,661,000     16,357,000        2,798,000         81,518,000
                               ------------    -----------     ------------    ---------------
          Total..............  $406,511,000    $72,721,000     $ 94,295,000    $12,570,939,000
                               ============    ===========     ============    ===============
1996:
  Annuity operations.........  $256,681,000    $43,974,000     $ 53,827,000    $ 9,092,770,000
  Broker-dealer operations...    31,053,000        449,000       13,033,000         37,355,000
  Asset management
     operations..............    33,047,000     18,295,000        2,448,000         74,410,000
                               ------------    -----------     ------------    ---------------
          Total..............  $320,781,000    $62,718,000     $ 69,308,000    $ 9,204,535,000
                               ============    ===========     ============    ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12. SUBSEQUENT EVENTS



     On July 15, 1998, the Company entered into a definitive agreement to acquire the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") via a 100% coinsurance transaction for approximately $130,000,000 in cash. The transaction will include approximately $2,000,000,000 of universal life reserves and $3,000,000,000 of fixed annuity reserves. The Company plans to reinsure a large portion of the mortality risk associated with the acquired block of universal life business. Completion of this acquisition is expected by the end of calendar year 1998 and is subject to customary conditions and required approvals. Included in this block of business is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State ("the New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company, and the remainder of the business will be acquired by the Company via assumption reinsurance agreements between MBL Life and the respective companies, which will supersede the coinsurance agreement. The $130,000,000 purchase price will be allocated between the Company and its affiliate based on their respective assumed life insurance reserves.



     On August 20, 1998, the Parent announced that it has entered into a definite agreement to merge with and into American International Group, Inc. ("AIG"). Under the terms of the agreement, each share of the Parent's common stock (including Nontransferable Class B) will be exchanged for 0.855 shares of AIG's common stock. The transaction will be treated as a pooling of interests for accounting purposes and will be a tax-free reorganization. The transaction was approved by both the Parent's and AIG's shareholders on November 18, 1998, and, subject to various regulatory approvals, will be completed in late 1998 or early 1999.

                                   APPENDIX A

                        MARKET VALUE ADJUSTMENT ("MVA")

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                                            (N/12)
                          [(1+I/(1+J+0.005)]      - 1

                  The MVA formula may differ in certain states where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option (fractional years are rounded up to the next full year); and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

     The examples below assume the following:


     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;


     (2) You make a partial withdrawal of $4,000 when 2 1/2 years (30 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=30);


     (3) The accumulated value attributable to the Purchase Payment on the date of withdrawal is $14,168.20; and


     (4) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT


Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 3-year fixed account option is 4%.


                                           (N/12)
     The MVA factor is = [(1+I/(1+J+0.005)]      - 1

                                             (30/12)
                       = [(1.05)/(1.04+.005)]       - 1


                                   (2.5)
                       = (1.004785)     - 1


                       = 1.012005 - 1


                       = + 0.012005


The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 x (+0.012005) = +$48.02



$48.02 represents the MVA that would be added to your withdrawal.


NEGATIVE ADJUSTMENT


Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 3-year fixed investment option (2 1/2 years rounded up to the next full year) is 6%.


                                            (N/12)
     The MVA factor is = [(1+I)/(1+J+0.005)]      - 1

                                           (30/12)
                     = [(1.05)/(1.06+.005)]       - 1


                                 (2.5)
                     = (0.985915)     - 1


                     = 0.965160 - 1


                     = - 0.034840


The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                        $4,000 X (- 0.034840) = -$139.36



$139.36 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

EXAMPLE OF FULL WITHDRAWAL WITH MVA AND WITHDRAWAL CHARGE


     Assume the same facts as in Part 2, above, except that under assumption (2) a complete withdrawal is requested with 4 1/2 years (54 months) remaining in the guarantee period (i.e., N = 54). The guarantee amount on the date of withdrawal is $12,908.13. As was the case with the Examples in Part 1, above, the earnings may be withdrawn free of withdrawal charge, leaving the initial Purchase Payment of $10,000 subject to the Charge. The applicable withdrawal charge is 3% or $300.


     EXAMPLE OF A POSITIVE MVA:


          Assume that on the date of withdrawal the current interest rate for a new guarantee period of 5 years is 4%:


                                                   N/12
          The MVA factor = [(1 + I)/(1 + J + .005)]     -1

                                                 (54/12)
                         = [(1.05)/(1.04 + .005)]        -1


                                   4.5
                       = (1.004785)   -1


                       = 1.021712 -1


                       = +0.021712



          The MVA is:



           ($12,908.13 - $300 - $30) X (+0.021712) = +$273.10



          And the net amount available upon surrender is:



           $12,908.13 - $300 + $273.10 - $30 = $12,851.23


     EXAMPLE OF A NEGATIVE MVA:


          Assume that on the date of withdrawal the current interest rate for a new guarantee period of 5 years is 6%:


                                                   N/12
          The MVA factor = [(1 + I)/(1 + J + .005)]    -1

                                               (54/12)
                       = [(1.05)/(1.06 + .005)]        -1


                                   4.5
                       = (0.985915)    -1


                       = 0.938164 -1


                       = -0.061836



          The withdrawal charge of $300 and the contract maintenance fee of $30 are applied first; the MVA factor is applied against the remaining guarantee amount:



          MVA = ($12,908.13 - $300 - $30) X (-0.061836) = -$777.79



          The net amount available upon withdrawal is the guarantee amount reduced by the withdrawal charge, the MVA and the contract administration charge:



          $12,908.13 - $300 - $777.79 - $30 = $11,800.35

                                   APPENDIX B
                       WITHDRAWALS AND WITHDRAWAL CHARGES

PART 1 -- SEPARATE ACCOUNT (THE MVA DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The initial Purchase Payment was $10,000, allocated solely to one Variable Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The contract value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Variable Portfolio ($12,000 - $10,000 = $2,000) are not subject to the withdrawal charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% withdrawal charge applicable during the 3rd contribution year.

          (3) The amount of the withdrawal charge is .05 X $10,000 = $500.

          (4) The contract administration charge is deducted from the full surrender amount. The amount of the full surrender is $12,000 - $500 - $30 = $11,470.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the withdrawal charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a withdrawal charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the withdrawal charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled withdrawal charge.

          (3) The balance of the requested partial withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the withdrawal charge applicable during the 3rd contribution year (5%).

          (4) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          withdrawal charge = ($1,000/0.95) - $1,000
                        = $52.63

     In this example, in order for the owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the withdrawal charge calculated above.

     Examples C and D assume the following:

          (1) The initial Purchase Payment was $20,000, allocated solely to one Variable Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The owner's contract value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                  WITHDRAWAL CHARGE):

          (1) Earnings in the Variable Portfolio ($21,500 - $20,000 = $1,500) are not subject to the withdrawal charge.

          (2) An additional free withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the withdrawal charge, so that

          (3) The maximum partial withdrawal without withdrawal charge is the sum of the earnings and the additional free withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                 EXAMPLE C:

        (1) The owner's contract value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the withdrawal charge is the original $20,000 (additional free withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the withdrawal charge).

          (3) The amount of the withdrawal charge is .05 X $20,000 = $1,000.

          (4) The contract administration charge is deducted from the full surrender amount. The amount of the full surrender is $19,500 - $1,000 - $30 = $18,470.

                           APPENDIX C - PREMIUM TAXES

     Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                              QUALIFIED    NON-QUALIFIED
                   STATE                      CONTRACT       CONTRACT
========================================================================
California                                        .50%          2.35%
------------------------------------------------------------------------
District of Columbia                             2.25%          2.25%
------------------------------------------------------------------------
Kentucky                                            2%             2%
------------------------------------------------------------------------
Maine                                               0%             2%
------------------------------------------------------------------------
Nevada                                              0%           3.5%
------------------------------------------------------------------------
South Dakota                                        0%          1.25%
------------------------------------------------------------------------
West Virginia                                       1%             1%
------------------------------------------------------------------------
Wyoming                                             0%             1%
------------------------------------------------------------------------
------------------------------------------------------------------------

==============================
------------------------------                                           Stamp

                       ANCHOR NATIONAL LIFE INSURANCE COMPANY
                       ANNUITY SERVICE CENTER
                       P.O. BOX 54299
                       LOS ANGELES, CA 90054-0299

Please forward a copy, without charge, of the Statement of Additional Information concerning the Vista Capital Advantage issued by Anchor National Life Insurance Company to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date: ________________________   Signed:

                       STATEMENT OF ADDITIONAL INFORMATION


                             VISTA CAPITAL ADVANTAGE
               FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS

                          VARIABLE ANNUITY ACCOUNT TWO


                DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY









This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                     Anchor National Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299




             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                DECEMBER 29, 1998

                                TABLE OF CONTENTS


                                                                                Page
                                                                                ----
Performance Data ...............................................................  1

Income Payments ................................................................  3

Annuity Unit Values ............................................................  3

Taxes ..........................................................................  6

Distribution of Contracts ...................................................... 10

Financial Statements ........................................................... 10

                                PERFORMANCE DATA


     Performance data for the various Variable Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO

     The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 1998 were 3.47% and 3.53%, respectively.

     Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     Base Period Return = (EV-SV-CMF)/(SV)

     where:

     SV  = value of one Accumulation Unit at the start of a 7 day period

     EV  = value of one Accumulation Unit at the end of the 7 day period

     CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

     The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

     The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

     The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

              Effective Yield = [(Base Period Return + 1)365/7 - 1]

     The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

     The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

     Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

     The total returns of the various Variable Portfolios for periods of 1 and 3 years, and since each Variable Portfolio's inception date, are shown below, both with and without an assumed complete redemption at the end of the period.

              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 1998 (WITH/WITHOUT REDEMPTION)

        VARIABLE PORTFOLIO             1 YEAR            3 YEAR      SINCE INCEPTION
        ------------------             ------            ------      ---------------
        International Equity*       -9.89/-3.89        -0.38/1.27       2.35/3.69
        Capital Growth*            -23.63/-17.63        5.35/6.83      10.00/11.12
        Growth and Income*         -12.79/-6.79       11.26/12.59      14.14/15.17
        Asset Allocation*           -7.45/-1.45        7.74/9.16        9.63/10.76
        U.S. Government**            3.50/9.50         4.04/5.58        3.74/5.19

-----------------
*  Inception date is March 13, 1995
** Inception date is July 13, 1995

     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                P(1+T)n = ERV

     where:
          P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years

          ERV = ending redeemable value of a hypothetical $1,000
                payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

     The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

     The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

     For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

     For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

     ILLUSTRATIVE EXAMPLE

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

     NIF = ($11.46/$11.44)

         = 1.00174825

     ILLUSTRATIVE EXAMPLE

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         1/[(1.035)(1/12) ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

     P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

               First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

               Annuity Units = $630.95/$13.256932 = 47.593968

     P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

     The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

     Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

     The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

     Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a)  H.R. 10 PLANS

     Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b)  TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c)  INDIVIDUAL RETIREMENT ANNUITIES

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d)  ROTH IRAS

     Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e)  CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

(f)  DEFERRED COMPENSATION PLANS - SECTION 457

     Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

                            DISTRIBUTION OF CONTRACTS

     Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York 10178, serves as the principal underwriter of the contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.

     VFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 1998, 1997 and 1996, no commissions were paid to VFD as principal underwriter of the contracts.

     Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

     The consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are presented in the prospectus. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the

Contracts. The financial statements of Variable Annuity Account Two for the years ended August 31, 1998 and 1997, are included in this Statement of Additional Information.

     PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT TWO

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS


December 15, 1998


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Two


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company (the "Separate Account") at August 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 August 31, 1998

                                                                                                  U.S.
                                   International     Capital      Growth and        Asset      Government     Money
                                      Equity          Growth        Income       Allocation      Income      Market
                                     Portfolio      Portfolio      Portfolio      Portfolio     Portfolio   Portfolio       TOTAL
                                   ------------   -----------    -----------    -----------    ----------   ---------    -----------
Assets:
  Investments in Mutual
  Fund Variable Annuity Trust,
  at market value                  $ 1,991,422    $ 5,001,686    $ 6,867,469    $ 1,344,446    $ 945,563    $ 256,679    $16,407,265

Liabilities                                  0              0              0              0            0            0              0
                                   -----------    -----------    -----------    -----------    ---------    ---------    -----------

Net Assets                         $ 1,991,422    $ 5,001,686    $ 6,867,469    $ 1,344,446    $ 945,563    $ 256,679    $16,407,265
                                   ===========    ===========    ===========    ===========    =========    =========    ===========

Accumulation units outstanding         177,422        346,507        421,494         94,030       75,003       22,868
                                   ===========    ===========    ===========    ===========    =========    =========

Unit value of accumulation units   $     11.22    $     14.43    $     16.29    $     14.30    $   12.61    $   11.22
                                   ===========    ===========    ===========    ===========    =========    =========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO

                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 1998


                                                 Market Value     Market
Variable Accounts                       Shares     Per Share       Value          Cost
-----------------                       -------  ------------  -----------    -----------
International Equity Portfolio          206,714    $  9.63     $ 1,991,422    $ 2,196,349

Capital Growth Portfolio                426,771      11.72       5,001,686      5,944,882

Growth and Income Portfolio             555,422      12.36       6,867,469      7,423,970

Asset Allocation Portfolio              126,306      10.64       1,344,446      1,423,821

U.S. Government Income Portfolio         93,419      10.12         945,563        897,756

Money Market Portfolio                  256,677       1.00         256,679        256,679
                                        -------      -----       ---------      ---------

                                                               $16,407,265    $18,143,457
                                                               ===========    ===========



                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 August 31, 1998

                                                                                             U.S.
                                   International   Capital     Growth and      Asset      Government      Money
                                       Equity       Growth       Income      Allocation     Income        Market
                                     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio         TOTAL
                                   -------------  ----------   ----------    ----------    ---------    ------------   -----------
Investment income:
  Dividends and capital
  gains distributions               $ 102,291    $  574,921   $ 1,014,906    $  116,195     $ 26,266     $    21,273   $ 1,855,852
                                     --------    ----------    ----------    ----------       ------     -----------    ----------

     Total investment income          102,291       574,921     1,014,906       116,195       26,266          21,273     1,855,852
                                     --------    ----------    ----------    ----------       ------     -----------    ----------

Expenses:
  Mortality risk charge               (17,535)      (55,275)      (68,615)      (12,919)      (7,151)         (3,954)     (165,449)
  Expense risk charge                  (6,819)      (21,496)      (26,684)       (5,024)      (2,781)         (1,538)      (64,342)
Distribution expense charge            (2,922)       (9,212)      (11,436)       (2,153)      (1,192)           (659)      (27,574)
                                     --------    ----------    ----------    ----------       ------     -----------    ----------
     Total expenses                   (27,276)      (85,983)     (106,735)      (20,096)     (11,124)         (6,151)     (257,365)
                                     --------    ----------    ----------    ----------       ------     -----------    ----------

Net investment income                  75,015       488,938       908,171        96,099       15,142          15,122     1,598,487
                                     --------    ----------    ----------    ----------       ------     -----------    ----------

Net realized gains from securities
    transactions:
  Proceeds from shares sold           274,580       656,509       699,594       378,633       60,425       2,096,751     4,166,492
  Cost of shares sold                (273,320)     (579,184)     (617,557)     (368,291)     (59,684)     (2,096,751)   (3,994,787)
                                     --------    ----------    ----------    ----------       ------     -----------    ----------

Net realized gains from securities
    transactions                        1,260        77,325        82,037        10,342          741               0       171,705
                                     --------    ----------    ----------    ----------       ------     -----------    ----------

Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                 (41,847)      703,214       970,902        63,650       (4,451)              0     1,691,468
  End of period                      (204,927)     (943,196)     (556,501)      (79,375)      47,807               0    (1,736,192)
                                     --------    ----------    ----------    ----------       ------     -----------    ----------

Change in net unrealized
  appreciation (depreciation)
  of investments                     (163,080)   (1,646,410)   (1,527,403)     (143,025)      52,258               0    (3,427,660)
                                     --------    ----------    ----------    ----------       ------     -----------    ----------

Increase (decrease) in net assets
    from operations                 $ (86,805)  $(1,080,147)  $  (537,195)   $ (36,584)     $ 68,141     $    15,122   $(1,657,468)
                                    =========   ===========   ===========    =========      ========     ===========   ===========



                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 August 31, 1998


                                                                                             U.S.
                                   International   Capital     Growth and      Asset      Government      Money
                                       Equity       Growth       Income      Allocation     Income        Market
                                     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio         TOTAL
                                   -------------  ----------   ----------    ----------    ---------    ------------   -----------
INCREASE (DECREASE) IN
  NET ASSETS:
From operations:
  Net investment income            $   75,015     $   488,938   $  908,171   $   96,099    $ 15,142     $   15,122    $ 1,598,487
  Net realized gains (losses)
    from securities transactions        1,260          77,325       82,037       10,342         741              0        171,705
  Change in net unrealized
    appreciation (depreciation)
    of investments                   (163,080)     (1,646,410)  (1,527,403)    (143,025)     52,258              0     (3,427,660)
                                 ------------     -----------  -----------   ----------    --------      ----------   -----------

     Increase (decrease) in
     net assets from operations       (86,805)     (1,080,147)    (537,195)     (36,584)     68,141         15,122     (1,657,468)
                                 ------------     -----------  -----------   ----------    --------      ----------   -----------

From capital transactions:
  Net proceeds from units sold        163,701         778,433    1,019,506      184,677      30,064         107,125     2,283,506
  Cost of units redeemed              (87,019)       (423,553)    (515,701)     (49,716)    (28,171          (8,226)   (1,112,386)
  Net transfers                       442,390         649,760      956,234      137,864     447,475      (1,631,939)    1,001,784
                                 ------------     -----------  -----------   ----------    --------      ----------   -----------

     Increase (decrease) in net
     assets from capital
     transactions                     519,072       1,004,640    1,460,039      272,825     449,368      (1,533,040)    2,172,904
                                 ------------     -----------  -----------   ----------    --------      ----------   -----------

Increase (decrease) in net assets     432,267         (75,507)     922,844      236,241     517,509      (1,517,918)      515,436
Net assets at beginning of period   1,559,155       5,077,193    5,944,625    1,108,205     428,054       1,774,597    15,891,829
                                 ------------     -----------  -----------   ----------    --------      ----------   -----------

 Net assets at end of period     $  1,991,422     $ 5,001,686  $ 6,867,469   $1,344,446    $945,563      $  256,679   $16,407,265
                                 ============     ===========  ===========   ==========    ========      ==========   ===========


ANALYSIS OF INCREASE (DECREASE)
IN UNITS OUTSTANDING:
Units sold                             13,390          41,554       53,437       11,761       2,459           9,648
Units redeemed                         (7,007)        (22,361)     (26,727)      (3,215)     (2,338)           (742)
Units transferred                      37,387          37,383       54,549        9,026      37,666        (149,816)
                                 ------------     -----------  -----------   ----------    --------      ----------   -----------

Increase (decrease) in units
  outstanding                          43,770          56,576       81,259       17,572      37,787        (140,910)
Beginning units                       133,652         289,931      340,235       76,458      37,216         163,778
                                 ------------     -----------  -----------   ----------    --------      ----------   -----------

Ending units                          177,422         346,507      421,494       94,030      75,003          22,868
                                 ============     ===========  ===========   ==========    ========      ==========   ===========



                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                               FOR THE YEAR ENDED
                                 August 31, 1997

                                                                                             U.S.
                                   International   Capital     Growth and      Asset      Government      Money
                                       Equity       Growth       Income      Allocation     Income        Market
                                     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio         TOTAL
                                   -------------  ----------   ----------    ----------    ---------    ------------   -----------
INCREASE IN NET ASSETS:
From operations:
  Net investment income            $   90,110     $  408,972    $  437,864    $  93,335     $ 22,350     $   11,006    $  1,063,637
  Net realized gains (losses)
    from securities transactions         (168)        57,933        73,632          723       (2,666)             0         129,454
  Change in net unrealized
    appreciation (depreciation)
    of investments                    (14,097)       485,968       836,428       55,687        1,312              0       1,365,298
                                   ----------     ----------    ----------   ----------     --------     ----------     -----------

     Increase in net assets
       from operations                 75,845        952,873     1,347,924      149,745       20,996         11,006       2,558,389
                                   ----------     ----------    ----------   ----------     --------     ----------     -----------

From capital transactions:
  Net proceeds from units sold        504,183      1,137,748     1,423,039      353,722      198,217      1,709,742       5,326,651
  Cost of units redeemed              (74,690)      (154,134)     (274,879)     (26,111)     (15,974)       (79,837)       (625,625)
  Net transfers                       103,534        (98,486)      471,671      139,144      (13,635)        (8,653)        593,575
                                   ----------     ----------    ----------   ----------     --------     ----------     -----------
     Increase in net assets from
       capital transactions           533,027        885,128     1,619,831      466,755      168,608      1,621,252       5,294,601
                                   ----------     ----------    ----------   ----------     --------     ----------     -----------

Increase in net assets                608,872      1,838,001     2,967,755      616,500      189,604      1,632,258       7,852,990
Net assets at beginning of period     950,283      3,239,192     2,976,870      491,705      238,450        142,339       8,038,839
                                   ----------     ----------    ----------   ----------     --------     ----------     -----------

 Net assets at end of period       $1,559,155     $5,077,193    $5,944,625   $1,108,205     $428,054     $1,774,597     $15,891,829
                                   ==========     ==========    ==========   ==========     ========     ==========     ===========


ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Units sold                             44,083         74,988        96,679       27,174       17,751        158,314
Units redeemed                         (6,315)        (9,453)      (16,462)      (1,938)      (1,426)        (7,392)
Units transferred                       8,876         (7,846)       32,330       10,236       (1,203)          (737)
                                   ----------     ----------    ----------   ----------     --------     ----------

Increase in units
  outstanding                          46,644         57,689       112,547       35,472       15,122        150,185
Beginning units                        87,008        232,242       227,688       40,986       22,094         13,593
                                   ----------     ----------    ----------   ----------     --------     ----------

Ending units                          133,652        289,931       340,235       76,458       37,216        163,778
                                   ==========     ==========    ==========   ==========     ========     ==========



                 See accompanying notes to financial statements

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS




1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Variable Annuity Account Two of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account is composed of six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Mutual Fund Variable Annuity Trust (the "Trust"). The Trust is a diversified, open-end investment company, which retains an investment adviser to assist in the investment activities of the Trust. The participant may elect to have payments allocated to any of five guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the six Variable Accounts and do not include balances allocated to the General Account.

     The investment objectives and policies of the six portfolios of the Trust are summarized below:

     The INTERNATIONAL EQUITY PORTFOLIO seeks total return on assets from long-term growth of capital and from income. This portfolio invests primarily in a broad selection of marketable equity securities of established foreign companies and foreign subsidiaries of U.S. companies participating in foreign economies.

     The CAPITAL GROWTH PORTFOLIO seeks long-term capital growth. This portfolio invests in a diversified selection of common stocks of domestic and foreign issuers with small to medium capitalizations.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     The GROWTH AND INCOME PORTFOLIO seeks long-term capital appreciation and dividend income. This portfolio invests primarily in a broad selection of domestic and foreign common stocks, particularly stocks that are judged to be undervalued by the market.

     The ASSET ALLOCATION PORTFOLIO seeks maximum total return through a combination of long-term growth of capital and current income. This portfolio invests in a diversified selection of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations, whose relative proportions may be altered from time to time, depending on the judgment of the adviser.

     The U.S. GOVERNMENT INCOME PORTFOLIO seeks monthly dividends and protection of the value of an investor's investment. This portfolio invests at least 65% of its assets in debt obligations that are backed by the U.S. government.

     The MONEY MARKET PORTFOLIO seeks maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations issued or guaranteed by U.S. banks, and securities issued by the U.S. government, its agencies or its instrumentalities, and repurchase agreements.

     Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

     Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

2.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.   CHARGES AND DEDUCTIONS (continued)

     WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. Purchase payments that are no longer subject to the withdrawal charge and not previously withdrawn and earnings in the contract may be withdrawn free of withdrawal charges at any time. In addition, there is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of earnings in the contract or 10% of the purchase payments made more than one year prior to the date of withdrawal that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

     Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

     Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

Years since Purchase                           Applicable Withdrawal
       Payment                                    Charge Percentage
--------------------                           ---------------------
First                                                    6%
Second                                                   6%
Third                                                    5%
Fourth                                                   5%
Fifth                                                    4%
Sixth                                                    3%
Seventh                                                  2%
Eighth and beyond                                        0%

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.   CHARGES AND DEDUCTIONS (continued)

     CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the participant or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

     MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the participant and to provide a death benefit if the participant dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.

     DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. The distribution expense charge is designed to compensate the Company for assuming the risk that the cost of distributing the contracts will exceed the revenues from the withdrawal charge.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.   CHARGES AND DEDUCTIONS (continued)

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

3.   INVESTMENT IN MUTUAL FUND VARIABLE ANNUITY TRUST

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended August 31, 1998 consist of the following:

                                             Cost of Shares            Proceeds from
Variable Account                                Acquired                Shares Sold
----------------                             --------------            -------------
International Equity Portfolio                 $  868,668              $   274,580

Capital Growth Portfolio                        2,150,088                  656,509

Growth and Income Portfolio                     3,067,804                  699,594

Asset Allocation Portfolio                        747,556                  378,633

U.S. Government Income Portfolio                  524,935                   60,425

Money Market Portfolio                         $  578,832              $ 2,096,751
                                               ==========              ===========


4.   FEDERAL INCOME TAXES

     The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code

                      PART C - OTHER INFORMATION

Item 24.     Financial Statements and Exhibits
----------------------------------------------

(a)    Financial Statements
---------------------------

        The following financial statements are included in Part A of the Registration Statement:

        Consolidated Financial Statements of Anchor National Life
        Insurance Company

        The following financial statements are included in Part B of the Registration Statement:

               Financial Statements of Variable Annuity Account Two

(b)     Exhibits
----------------


(1)     Resolutions Establishing Separate Account...... Previously Filed
(2)     Custody Agreements............................. Not Applicable
(3)     (a) Form of Distribution Contract.............. Previously Filed
        (b) Selling Agreement.......................... Previously Filed
(4)     Variable Annuity Contract...................... Previously Filed
(5)     Application for Contract....................... Previously Filed
(6)     Depositor - Corporate Documents
        (a)    Certificate of Incorporation...........  Previously Filed
        (b)    By-Laws................................  Previously Filed
(7)     Reinsurance Contract........................... Not Applicable
(8)     Fund Participation Agreement................... Previously Filed
(9)     Opinion of Counsel............................. Previously Filed
        Consent of Counsel............................. Previously Filed
(10)    Consent of Independent Accountants............. Filed Herewith
(11)    Financial Statements Omitted from Item 23...... None
(12)    Initial Capitalization Agreement............... Not Applicable
(13)    Performance Computations....................... Not Applicable
(14)    Diagram and Listing of All Persons Directly
        or Indirectly Controlled By or Under Common
        Control with Anchor National Life Insurance
        Company, the Depositor of Registrant........... Previously Filed
(15)    Powers of Attorney............................. Previously Filed


Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

        The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                                Position
----                                --------
Eli Broad                    Chairman, President and
                             Chief Executive Officer
Jay S. Wintrob               Director and Executive Vice President
Peter McMillan               Director
James R. Belardi             Director and Senior Vice President
Susan L. Harris              Director, Senior Vice President
                             and Secretary
Jana W. Greer                Director and Senior Vice President
Scott L. Robinson            Director and Senior Vice President
James W. Rowan               Director and Senior Vice President
N. Scott Gillis              Senior Vice President and Controller

Edwin R. Reoliquio           Senior Vice President and Chief Actuary
Victor E. Akin               Senior Vice President
Scott H. Richland            Senior Vice President
J. Franklin Grey             Vice President
Keith B. Jones               Vice President
Michael Lindquist            Vice President
Edward P. Nolan*             Vice President
Greg Outcalt                 Vice President
David Bechtel                Vice President and Treasurer

------------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525

Item 26.  Persons Controlled By or Under Common Control With Depositor or
-------------------------------------------------------------------------
Registrant
----------

        The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27.   Number of Contract Owners
------------------------------------


 As of August 31, 1998, there were 154 owners of Qualified Contracts and 266 owners of Non-Qualified Contracts.


Item 28.  Indemnification
-------------------------

        None.


Item 29.   Principal Underwriter
--------------------------------


        Vista Fund Distributors, Inc. serves as distributor to the Registrant. Its principal business address is One Chase Manhattan Plaza, New York, New York 10081. The following are the directors and officers of Vista Fund Distributors, Inc.

        Name                        Position with Distributor
        ----                        -------------------------
        Lynn J. Mangum              Chairman
        Richard Baxt                President
        Lee W. Schultheis           Senior Vice President
        William J. Tomko            Senior Vice President
        Michael Burns               Vice President/Compliance
        Kevin Dell                  Secretary
        Robert Tuch                 Assistant Secretary
        David Blackmore             Vice President/CFO


             Net Distribution     Compensation on
Name of       Discounts and        Redemption or    Brokerage
Distributor     Commissions        Annuitization   Commissions  Commissions*
-----------    -------------       -------------   -----------  -----------
Vista Fund        None               None            None        None
Distributors,
Inc.
--------------------
*Distribution fee is paid by Anchor National Life Insurance Company.

Item 30.   Location of Accounts and Records
--------------------------------------------

        Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. Vista Fund Distributors, Inc., the distributor of the Contracts, is located at 101 Park Avenue, New York, New York 10178. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31.  Management Services
-----------------------------

        Not Applicable.


Item 32.  Undertakings
----------------------

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.




Item 33.  Representation
------------------------


a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:


   1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
      Section 403(b)(11) to the attention of the potential participants;

   4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.


b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company and Registrant represent that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 23rd day of December, 1998.


                      VARIABLE ANNUITY ACCOUNT TWO
                             (Registrant)

                      By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             (Depositor)

                      By:   /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                            Executive Vice President


                      By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          (Depositor, on behalf of itself and Registrant)

                      By:   /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                            Executive Vice President


        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

SIGNATURE             TITLE                        DATE

ELI BROAD*            President, Chief
--------------------  Executive Officer and
Eli Broad             Chairman  of the Board
                      (Principal Executive
                          Officer)


SCOTT L. ROBINSON*    Senior Vice President
--------------------      and Director
Scott L. Robinson     (Principal Financial
                            Officer)


SCOTT GILLIS*         Senior Vice President
--------------------      and Controller
N. Scott Gillis       (Principal Accounting
                          Officer)


JAMES R. BELARDI*         Director
--------------------
James R. Belardi


JANA W. GREER*            Director
--------------------
Jana W. Greer


/s/ SUSAN L. HARRIS       Director                 December 23, 1998
--------------------
Susan L. Harris



PETER MCMILLAN*           Director
--------------------
Peter McMillan


JAMES W. ROWAN*           Director
--------------------
James W. Rowan


JAY S. WINTROB*           Director
--------------------
Jay S. Wintrob

* By: /s/ SUSAN L. HARRIS    Attorney-in-Fact
     ---------------------
        Susan L. Harris


Date:  December 23, 1998

                      EXHIBIT INDEX



Exhibit        Description
-------        -----------
(10)           Consent of Independent Accountants